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                      RETAIL FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, made and entered into this 1st day of May, 2002, by and among HARTFORD LIFE INSURANCE COMPANY, a stock life insurance company organized under the laws of Connecticut (hereinafter the "COMPANY"), on its own behalf and on behalf of each separate account of the Company set forth in SCHEDULE A hereto, as may be amended from time to time (each such account hereinafter referred to as a "SEPARATE ACCOUNT"), ALLIANZ DRESDNER ASSET MANAGEMENT OF AMERICA L.P., a Delaware limited partnership (hereinafter the "ADMINISTRATOR"), and PIMCO FUNDS DISTRIBUTORS LLC, a Delaware limited liability company (hereinafter the "UNDERWRITER").

                                  WITNESSETH:

WHEREAS, the Administrator performs and procures the performance of various services for the following PIMCO mutual funds: PIMCO Funds: Multi-Manager Series ("MMS"), a Massachusetts business trust, and PIMCO Funds: Pacific Investment Management Series ("PIMS"), a Massachusetts business trust (MMS and PIMS are each sometimes hereinafter referred to as a "TRUST" and, collectively, as the "TRUSTS"); and

WHEREAS, MMS is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (hereinafter the "1940 ACT") and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 ACT"), and offers Class A shares of beneficial interests ("MMS SHARES") in a separate series of funds ("MMS FUNDS"), each with its own investment objective or objectives and investment policies; and

WHEREAS, PIMS is registered as an open-end management investment company under the 1940 Act and its shares are registered under 1933 Act, and offers Class A shares of beneficial interest ("PIMS SHARES" and together with the MMS Shares, the "SHARES") in separate series of funds ("PIMS FUNDS" and together with the MMS Funds, the "PORTFOLIOS", or each individually a "PORTFOLIO"), each with its own investment objective or objectives and investment policies; and

WHEREAS, the Company issues certain group variable annuity contracts and group funding agreements (the "CONTRACTS") in connection with retirement plans intended to meet the qualification requirements of Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "CODE"); and

WHEREAS, each Separate Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts; and

WHEREAS, the Administrator is also the investment adviser of the Portfolios of the MMS Fund, and is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "ADVISERS ACT"), and any applicable state securities laws; and

WHEREAS, the Underwriter is the principal underwriter for the PIMS Fund and the MMS Fund and is registered as a broker-dealer with the Securities and Exchange Commission (hereinafter the "SEC") under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 ACT"), and is a

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member in good standing of the National Association of Securities Dealers, Inc.
(hereinafter "NASD"); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase Shares in the Portfolios set forth in SCHEDULE A on behalf of each corresponding Separate Account set forth on such SCHEDULE A to fund the Contracts and the Underwriter is authorized to sell such Shares to unit investment trusts such as the Separate Accounts at net asset value.

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Administrator and the Underwriter agree as follows:

                 ARTICLE I. PURCHASE AND REDEMPTION OF SHARES.

1.1 The Administrator and the Underwriter, on their own behalf, agree to sell or to cause the PIMS Fund and the MMS Fund to sell to the Company those Shares of the Portfolios which the Company orders on behalf of any Separate Account, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the PIMS Fund, the MMS Fund or their designee of such order. For purposes of this Section, the Company shall be the designee of the PIMS Fund and the MMS Fund for receipt of such orders from each Separate Account. Receipt by such designee shall constitute receipt by such Funds; provided that the PIMS Fund and the MMS Fund or the Underwriter receives notice of such order via the National Securities Clearing Corporation (the "NSCC") by 9:00 a.m. Eastern Time on the next following Business Day. The PIMS Fund and the MMS Fund will receive all orders to purchase Portfolio Shares using the NSCC's Defined Contribution Clearance & Settlement ("DCC&S") platform. The PIMS Fund and the MMS Fund will also provide the Company with account positions and activity data using the NSCC's Networking platform. The Company shall pay for Portfolio Shares by the scheduled close of federal funds transmissions on the same Business Day it places an order to purchase Portfolio Shares in accordance with this section using the NSCC's Fund/SERV System. Payment shall be in federal funds transmitted by wire from the PIMS Fund and the MMS Funds' designated Settling Bank to the NSCC. "BUSINESS DAY" shall mean any day on which the New York Stock Exchange is open for trading and on which the PIMS Fund and the MMS Fund calculates it net asset value pursuant to the rules of the SEC. "NETWORKING" shall mean the NSCC's product that allows funds and companies to exchange account level information electronically. "SETTLING BANK" shall mean the entity appointed by the PIMS Fund and the MMS Fund to perform such settlement services on behalf of the PIMS Fund and the MMS Fund and agrees to abide by the NSCC's Rules and Procedures insofar as they relate to the same day funds settlement.

If the Company is somehow prohibited from submitting purchase and settlement instructions to the PIMS Fund or the MMS Fund, as the case may be, for Portfolio Shares via the NSCC's DCC&S platform the following shall apply to this Section:

The Administrator and the Underwriter agree to sell the Company those Shares of the Portfolios which the Company orders on behalf of any Separate Account, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by such Fund or its designee of such order. For purposes of this Section, the Company shall be the designee of the PIMS Fund and the MMS Fund for the receipt of such orders from the Separate Account and receipt by such designee shall constitute receipt by the PIMS Fund and the MMS Fund; provided that the Fund or the Underwriter receives notice of such order by 9:00 a.m. Eastern Time on the next following Business Day. The Company shall pay for Portfolio Shares by the scheduled close of federal funds transmissions on the same Business Day it places an order to purchase Portfolio Shares in accordance with this section. Payment shall be in federal funds

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transmitted by wire to the PIMS Fund and the MMS Fund's designated custodian.
"BUSINESS DAY" shall mean any day on which the New York Stock Exchange is open for trading and on which the PIMS Fund and the MMS Fund calculates it net asset value pursuant to the rules of the SEC.

1.2 Subject to Section 8.4 hereof, the Administrator and the Underwriter agree, on their own behalf, to make Shares of the Portfolios available or to cause the PIMS Fund and the MMS Fund to make Shares available indefinitely for purchase at the applicable net asset value per Share by the Company on Business Days; provided, however, that the Board of Trustees or Directors, as applicable, of the PIMS Fund or the MMS Fund, as the case may be, (hereinafter the "TRUSTEES/DIRECTORS") may refuse to sell Shares of any Portfolio to any person, or suspend or terminate the offering of Shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees/Directors, acting in good faith and in compliance with their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of any Portfolio.

1.3 The Administrator and the Underwriter agree, on their own behalf, to redeem or cause the PIMS fund and the MMS fund to redeem for cash, upon the Company's request, any full or fractional Shares of the PIMS Fund and the MMS Fund held by the Company on behalf of a Separate Account, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by such Funds or their designee of the request for redemption. For purposes of this Section, the Company shall be the designee of the PIMS Fund and the MMS Fund for receipt of requests for redemption from each Separate Account and receipt by such designee shall constitute receipt by the PIMS Fund and the MMS Fund; provided such Fund or the Underwriter receives notice of such request for redemption via the NSCC by 9:00 a.m. Eastern Time on the next following Business Day. The PIMS Fund and the MMS Fund will receive all orders to redeem Portfolio Shares using the NSCC's DCC&S platform. The PIMS Fund and the MMS Fund will also provide the Company with account positions and activity data using the NSCC's Networking platform. Payment for Shares redeemed shall be made in accordance with this section using the NSCC's Fund/SERV System. Payment shall be in federal funds transmitted by the NSCC to the Separate Account's Settling Bank as designated by the Company, on the same Business Day the PIMS Fund and the MMS Fund or the Underwriter receives notice of the redemption order from the Company provided that the PIMS Fund and the MMS Fund or the Underwriter receives notice by 9:00 a.m. Eastern Time on such Business Day.

If the Company is somehow prohibited from submitting redemption and settlement instructions to the PIMS Fund and the MMS Fund, as the case may be, for Portfolio Shares via the NSCC's DCC&S platform the following shall apply to this
Section:

The Administrator and the Underwriter agree, on their behalf, to redeem or to cause the PIMS Fund and the MMS Fund to redeem for cash, upon the Company's request, any full or fractional Shares of the PIMS Fund or the MMS Fund held by the Company on behalf of a Separate Account, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the PIMS Fund or the MMS Fund or its designee of the request for redemption. For purposes of this Section, the Company shall be the designee of the PIMS Fund or the MMS Fund for receipt of requests for redemption from each Separate Account and receipt by such designee shall constitute receipt by the PIMS Fund or the MMS Fund; provided the Administrator or the Underwriter receives notice of such request for redemption by 9:00 a.m. Eastern Time on the next following Business Day. Payment shall be in federal funds transmitted by wire to the Separate Account as designated by the Company, on the same Business Day the PIMS Fund or the MMS Fund or the Underwriter receives notice of the redemption order from the Company provided that the PIMS Fund or the MMS Fund or the Underwriter receives notice by 9:00 a.m. Eastern Time on such Business Day.

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1.4  The Company agrees to purchase and redeem the Shares of the Portfolios named in SCHEDULE A offered by the then current prospectuses of the PIMS Fund and the MMS Fund in accordance with the provisions of the applicable prospectus.

1.5 The Company will place net purchase/redemption orders for Shares of each Portfolio.

1.6 Issuance and transfer of the Shares will be by book entry only. Share certificates will not be issued to the Company or any Separate Account. Purchase and redemption orders for Shares will be recorded in an appropriate title for each Separate Account or the appropriate subaccount of each Separate Account.

1.7 The Underwriter shall furnish notice to the Company of any income, dividends or capital gain distributions payable on the Shares no later than ex-dividend date. The Company hereby elects to receive all such dividends and distributions as are payable on a Portfolio's Shares in the form of additional Shares of that Portfolio. The Administrator and the Underwriter shall, or shall cause the PIMS Fund and the MMS Fund to, notify the Company of the number of Shares so issued as payment of such dividends and distributions no later than one Business Day after issuance. The Company reserves the right to revoke this election and to receive in cash all such dividends and distributions declared after receipt of notice of revocation by the PIMS Fund or the MMS Fund, as the case may be.

1.8 The Underwriter shall use its best efforts to make the net asset value per Share for each Portfolio available to the Company by 7:00p.m. Eastern Time on a daily basis or as soon as reasonably practical after the close of trading each Business Day.

1.9 If the Underwriter, the Administrator, the PIMS Fund or the MMS Fund provides incorrect share net asset value per share, dividend or capital gain information through no fault of the Company and such errors are not corrected by 4 p.m. Eastern Time the next Business Day (by providing the incorrect and the correct NAV for each day that the error occurred), the Separate Accounts shall be entitled to an adjustment with respect to the Shares purchased or redeemed to reflect the correct information, provided, however, if the incorrect information was supplied or used with respect to all shareholders, then any adjustment to the Company shall be made to the same extent that other shareholders receive adjustments in accordance with the applicable Fund's procedures. In addition, the Underwriter and/or Administrator shall be liable for the systems and out of pocket costs to make all corrections to all Contract owner, participant, or beneficiary accounts with respect to the Shares purchased or redeemed to reflect the correct net asset value per Share, dividend or capital gain information so that each participant under a Contract is made whole. Any error requiring an adjustment hereunder in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly to the Company upon discovery. Underwriter and/or Administrator shall reimburse the Company for all out of pocket expenses and employee time incurred for correcting such incorrect information.

1.10 If the Company provides incorrect processing information through no fault of the Administrator or the Underwriter, the PIMS Fund or MMS Fund, as the case may be, shall be entitled to an adjustment with respect to the Shares purchased or redeemed to reflect the correct information. Any error in the information provided by the Company shall be reported to the Administrator or the Underwriter promptly upon discovery.

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                   ARTICLE II. REPRESENTATIONS AND WARRANTIES

2.1. The Company represents and warrants that the Contracts are or will be registered unless exempt and that it will make every effort to maintain such registration under the 1933 Act to the extent required by the 1933 Act; that the Contracts are intended to be issued and sold in compliance in all material respects with all applicable federal and state laws. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Separate Account prior to any issuance or sale of Contracts, Shares or other interests therein, as a segregated asset account under the insurance laws of the State of Connecticut and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Separate Account as a unit investment trust in accordance with and to the extent required by the provisions of the 1940 Act, unless exempt therefrom, to serve as a segregated investment account for the Contracts. Unless exempt, the Company shall amend its registration statement for its Contracts under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts. The Company shall register and qualify the Contracts for sale in accordance with securities laws of the various states only if and to the extent deemed necessary by the Company.

2.2 The Administrator and the Underwriter represent and warrant that (i) Shares sold pursuant to this Agreement shall be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that the PIMS Fund and the MMS Fund each is and shall remain registered under the 1940 Act for as long as the Shares are sold; (ii) the PIMS Fund and the MMS Fund each shall amend the registration statement for its Shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Shares; and (iii) the PIMS Fund and the MMS Fund shall register and qualify its Shares for sales in accordance with the laws of the various states only if and to the extent deemed advisable by the PIMS Fund and the MMS Fund, the Administrator or the Underwriter.

2.3 The Administrator and the Underwriter represent that each Fund (a) is currently qualified as a Regulated Investment Company under Subchapter M of the Code; (b) will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision); and (c) will notify the Company immediately upon having a reasonable basis for believing that either such Fund has ceased to so qualify or might not so qualify in the future.

2.4 To the extent that the PIMS Fund and the MMS Fund finances distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Administrator and Underwriter represent that the applicable Board of Trustees including, as applicable, a majority of the PIMS Fund and the MMS Funds' Trustees who are not interested persons of the Fund, have formulated and approved one or more plans under Rule 12b-1 to finance distribution expenses.

2.5 The Underwriter makes no representation as to whether any aspect of the PIMS or MMS Funds' operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or insurance regulations of the various states.

2.6 The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Shares in accordance in all material respects with all applicable federal and state securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

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2.7  The Administrator and the Underwriter represent that the PIMS Fund and the
MMS Fund are each lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that each does and will comply in all material respects with applicable provisions of the 1940 Act.

2.8 The Administrator and the Underwriter represent and warrant that all of the Trustees/Directors, officers, employees, investment advisers, and other individuals/ entities having access to the funds and/or securities of the PIMS Fund and the MMS Fund are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the applicable Fund in an amount not less than the minimum coverage as required by Rule 17g-1 under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.9 The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the PIMS Fund and the MMS Fund are covered by a blanket fidelity bond or similar coverage in an amount not less than $5 million. The aforesaid includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.10 The Administrator represents and warrants that it is and shall remain duly registered in all material respects under all applicable federal and state securities laws as an investment adviser and that it shall perform its obligations for the Portfolios in compliance in all material respects with the laws of the Commonwealth of Massachusetts and any applicable state and federal securities laws.

2.11 The foregoing representations and warranties shall be made, by the party hereto that makes the representation or warranty as of the date first written above and at the time of each purchase and each sale of the Shares pursuant to this Agreement.

        ARTICLE III. PROSPECTUSES; REPORTS AND PROXY STATEMENTS; VOTING

3.1 The Administrator and the Underwriter shall, or shall cause the PIMS Fund and the MMS Fund to, provide the Company at no charge with as many printed copies of the Fund's current prospectus and statement of additional information as the Company may reasonably request. If requested by the Company, in lieu of providing printed copies of the Fund's current prospectus and statement of additional information, the applicable Fund may provide camera-ready film, computer diskettes, e-mail transmissions or PDF files containing the Fund's prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Fund are amended during the year) to have the prospectus for the Contracts (if applicable) and the Fund's prospectus printed together in one document or separately. The Company may elect to print the applicable Fund's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information.

3.2(a). The Administrator and the Underwriter shall, or shall cause the PIMS Fund and the MMS Fund to, provide the Company at no charge with copies of the PIMS Fund's and the MMS Fund's proxy statements, Fund reports to shareholders, and other Fund communications to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

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3.2(b).  The Administrator and the Underwriter shall, or shall cause the PIMS
Fund and the MMS Fund to, pay for the cost of typesetting, printing and distributing all Fund prospectuses, statements of additional information, Fund reports to shareholders and other Fund communications to Contract owners and prospective Contract owners. The Fund shall pay for all costs for typesetting, printing and distributing proxy materials.

3.3. The Fund's statement of additional information shall be obtainable by Contract owners from the Administrator, the Underwriter, the Company or such other person as the Administrator may designate.

3.4 If and to the extent required by law the Company shall distribute all proxy material furnished by the Administrator to Contract owners to whom voting privileges are required to be extended and shall:

       A.  solicit voting instructions from Contract owners;

       B. vote the Shares held in the Separate Account in accordance with instructions received from Contract owners; and

       C. so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable annuity contract owners, vote Shares held in the Separate Account for which no timely instructions have been received, in the same proportion as Shares of such Portfolio for which instructions have been received from the Company's Contract owners. The Company reserves the right to vote Shares held in any segregated asset account for its own account, to the extent permitted by law. Notwithstanding the foregoing, with respect to the Shares held by unregistered Separate Accounts that issue Contracts issued in connection with employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, the Company shall vote such Shares allocated to such Contracts only in accordance with the Company's agreements with such Contract owners.

3.5 The Administrator and the Underwriter shall, or shall cause the PIMS Fund and the MMS Fund to, comply with all provisions of the 1940 Act requiring voting by shareholders. The PIMS Fund and the MMS Funds will not hold annual meetings but will hold such special meetings as may be necessary from time to time. Further, the Fund will act in accordance with the SEC interpretation of the requirements of Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the SEC may promulgate with respect thereto.

                   ARTICLE IV. SALES MATERIAL AND INFORMATION

4.1 The Company shall furnish, or shall cause to be furnished, to the Administrator, the Underwriter or their designee, each piece of sales literature or other promotional material prepared by the Company or any person contracting with the Company in which the Administrator, the PIMS Fund, the MMS Fund or the Underwriter is described, at least ten calendar days prior to its use. No such literature or material shall be used without prior approval from the Administrator, the Underwriter or their designee, however, the failure to object in writing within such ten days will be deemed approval. Such approval process shall not apply to subsequent usage of materials that are substantially similar to prior

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approvals, provided, that, in any such materials, the Company makes any revisions necessary to reflect changes set forth in any applicable prospectus and/or statement of additional information and updates any performance information.

4.2 Neither the Company nor any person contracting with the Company shall give any information or make any representations or statements on behalf of the PIMS Fund and the MMS Fund or concerning either such Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports to shareholders or proxy statements for the PIMS Fund and the MMS Fund, or in sales literature or other promotional material approved by the such Fund or its designee, except with the permission of the Administrator or its designee.

4.3 The Underwriter and Administrator shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material it or the PIMS Fund, the MMS Fund, or the Trusts develop, or has developed, and in which the Company or any Separate Account is named, at least ten calendar days prior to its use. No such literature or material shall be used without prior approval from the Company or its designee, however, the failure to object in writing within such ten days will be deemed approval. Such approval process shall not apply to subsequent usage of materials that are substantially similar to prior approved materials.

4.4 The Administrator and the Underwriter agree, and shall cause the PIMS and the MMS Funds to agree, that they shall not give any information or make any representations on behalf of the Company or concerning the Company, each Separate Account, or the Contracts other than the information or representations contained in the Contracts, a disclosure document, registration statement or prospectus for the Contracts (if applicable), as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Separate Account which are in the public domain or approved by the Company for distribution to Contract owners or participants, or in sales literature or other promotional material approved by the Company, except with the permission of the Company.

4.5 The Administrator will provide to the Company at least one complete copy of all prospectuses, statements of additional information, reports to shareholders, proxy statements, and all amendments to any of the above, that relate to the PIMS Fund, the MMS Fund, or their respective Shares, promptly after the filing of such document with the SEC or other regulatory authorities.

4.6. The Company will provide to the Administrator at least one complete copy of all prospectuses, statements of additional information, reports, solicitations for voting instructions, and all amendments to any of the above, if applicable to the investment in a Separate Account or Contract, promptly after the filing of such document with the SEC or other regulatory authorities.

4.7 For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, Internet, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, electronic mail, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or

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employees, registration statements, disclosure documents, prospectuses, statements of additional information, shareholder reports, and proxy materials.

4.8 The Company agrees and acknowledges that the Company has no right, title or interest in the names and marks of the Administrator, the Underwriter, the PIMS Fund or the MMS Fund and that all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of the Administrator and the Underwriter. Except as provided in Section 4.1, the Company shall not use any such names or marks on its own behalf or on behalf of a Separate Account in connection with marketing the Contracts without prior written consent of the Administrator and the Underwriter. Upon termination of this Agreement for any reason, the Company shall cease all use of any such names or marks.

4.9 The Administrator and Underwriter agree and acknowledge that each has no right, title or interest in the names and marks of the Company, and that all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of the Company. Except as provided in
Section 4.3, the Administrator and Underwriter shall not use any such names or marks on its own behalf or on behalf of a Fund in connection with marketing the Fund without prior written consent of the Company. Upon termination of this Agreement for any reason, the Administrator and Underwriter shall cease all use of any such names or marks.

                          ARTICLE V. FEES AND EXPENSES

5.1 The Administrator and the Underwriter shall pay the fees and expenses provided for in the attached SCHEDULE B. However, to the extent any portion of any fee is indicated to be a 12b-1 fee, then neither the Administrator or the Underwriter shall be obligated to pay such fee unless and until the Administrator or the Underwriter has received such fee from the applicable Fund pursuant to its 12b-1 plan.

                          ARTICLE VI. INDEMNIFICATION

6.1  Indemnification By The Company

       (a) The Company agrees to indemnify and hold harmless the Fund, the Underwriter and each of their respective trustees, directors, officers, employees or agents and each person, if any, who controls the Administrator or the Underwriter within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares or the Contracts and:

         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the disclosure statement, registration statement, prospectus or statement of additional information for the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact

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               required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to an Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party, the PIMS Fund, the MMS Fund, the Administrator or the Underwriter to the Company on behalf of the PIMS Fund or the MMS Fund for use in the registration statement, prospectus or statement of additional information for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Shares; or

         (ii) arise out of or as a result of (a) statements or representations by or on behalf of the Company (other than statements or representations contained in the PIMS Fund or MMS Fund registration statement, the PIMS Fund or MMS Fund prospectus or sales literature or other promotional material of the PIMS Fund or the MMS Fund not supplied by the Company, or persons under its control and other than statements or representations authorized by the PIMS Fund, the MMS Fund, the Underwriter or the Administrator); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Shares; or

         (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in the PIMS Fund or the MMS Fund registration statement, PIMS Fund or the MMS Fund prospectus, statement of additional information or sales literature or other promotional material of the PIMS Fund or the MMS Fund (or any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with information furnished to the PIMS Fund or the MMS Fund, the Administrator or the Underwriter by the Company or persons under its control; or

         (iv) arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

         (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach by the Company of this Agreement; except to the extent provided in Sections 6.1(b) and 6.3 hereof.

       (b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

       (c) In accordance with Section 6.3 hereof, the Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Shares or the Contracts or the operation of the PIMS Fund or the MMS Fund.

6.2 Indemnification By the Underwriter

       (a) The Underwriter agrees, with respect to each Portfolio that it distributes, to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares of the Portfolios that it distributes or the Contracts and:

         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the PIMS Fund or the MMS Fund or sales literature or other promotional material of such Funds (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Company to the PIMS Fund, the MMS Fund or the Underwriter on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Funds or in sales literature of the Funds (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or the Portfolio Shares; or

         (ii) arise out of or as a result of (a) statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the PIMS Fund, the MMS Fund or the Underwriter or persons under their respective control and other than statements or representations authorized by the Company); or
              (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the PIMS Fund, the MMS Fund or the Underwriter or persons under the control of the PIMS Fund, the MMS Fund or the Underwriter, respectively, with respect to the sale or distribution of the Contracts or Portfolio Shares; or

         (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the PIMS Fund, the MMS Fund or the Underwriter or persons under the control of the Funds or the Underwriter, respectively; or

         (iv) arise as a result of any material failure by the Fund or the Underwriter to provide the services and furnish the materials under the terms of this Agreement; or

         (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter or the PIMS Fund, the MMS Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter or the PIMS Fund, the MMS Fund; except to the extent provided in Sections 6.2(b) and 6.4 hereof.

       (b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

       c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Underwriter of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Shares or the Contracts or the operation of the Separate Accounts.

6.3  Indemnification by the Administrator

       (a) The Administrator agrees to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Administrator) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares of the Portfolios or the Contracts and:

         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the PIMS Fund or the MMS Fund or sales literature or other promotional material of such Funds (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Company to the Administrator, the PIMS Fund, the MMS Fund or the Underwriter on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the PIMS Fund or MMS Fund or in sales literature of such funds (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or the Portfolio Shares; or

         (ii) arise out of or as a result of (a) statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Administrator, the PIMS Fund, the MMS Fund or the Underwriter or persons under their respective control and other than statements or representations authorized by the Company); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Administrator, the PIMS Fund, the MMS Fund or the Underwriter or persons under the control of such entities with respect to the sale or distribution of the Contracts or Portfolio Shares; or

         (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Administrator, the PIMS Fund, the MMS Fund or the Underwriter or persons under the control of such entities or

       (iv) arise as a result of any material failure by the Administrator, the PIMS Fund, the MMS Fund or the Underwriter to provide the services and furnish the materials under the terms of this Agreement; or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Administrator in this Agreement or arise out of or result from any other material breach of this Agreement by the Administrator or the Underwriter; except to the extent provided in Sections 6.3(b) and 6.4 hereof.

    (b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

    (c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Administrator of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Shares or the Contracts or the operation of the Separate Accounts.

6.4.  Indemnification Procedure

    (a) Any person obligated to provide indemnification under this Article VI ("INDEMNIFYING PARTY" for the purpose of this Section 6.4) shall not be liable under the indemnification provisions of this Article VI with respect to any claim made against a party entitled to indemnification under this Article VI ("INDEMNIFIED PARTY" for the purpose of this Section 6.4) unless such Indemnified Party shall have notified the Indemnifying Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such party shall have received notice of such service on any designated agent), but failure to notify the Indemnifying Party of any such claim shall not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision of this Article VI. In case any such action is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate, at its own expense, in the defense thereof. The Indemnifying Party also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Indemnifying Party to the Indemnified Party of the Indemnifying Party's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by the Indemnified Party, and the Indemnifying Party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless:

         (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or

         (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article VI. The indemnification provisions contained in this Article VI shall survive any termination of this Agreement.

                          ARTICLE VII. APPLICABLE LAW

7.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut.

7.2 This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

                           ARTICLE VIII. TERMINATION

8.1  This Agreement shall terminate:

       (a) at the option of any party upon four months' advance written notice to the other parties unless otherwise agreed in a separate written agreement among the parties; or

       (b) at the option of the Administrator or the Underwriter upon institution of formal proceedings against the Company by the NASD, NASD Regulation, Inc. ("NASDR"), the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the administration of the Contracts, the operation of the Separate Accounts, or the purchase of the Shares, which in the judgment of the Administrator or the Underwriter are reasonably likely to have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or

       (c) at the option of the Company upon institution of formal proceedings against the Administrator, the PIMS Fund, the MMS Fund or the Underwriter by the NASD, NASDR, the SEC, or any state securities or insurance department or any other regulatory body, related to the purchase or sale of the Shares or the operation of the PIMS Fund or the MMS Fund, which in the judgment of the Company are reasonably likely to have a material adverse effect on the Administrator's or the Underwriter's ability to perform its obligations under this Agreement; or

       (d) at the option of the Company if a Portfolio delineated in SCHEDULE A ceases to qualify as a Regulated Investment Company under Subchapter M of the Code (a "RIC"), or under any successor or similar provision, and the disqualification is not cured within the period permitted for such cure, or if the Company reasonably believes that any such Portfolio may fail to so qualify and be unable to cure such disqualification within the period permitted for such cure; or

       (e) at the option of any party to this Agreement, upon another party's material breach of any provision of this Agreement; provided that the party not in breach shall give the party in breach notice of the breach and the party in breach does not cure such breach within 30 days of receipt of such notice of breach; or

       (f) at the option of the Company, if the Company determines in its sole judgment exercised in good faith, that either the Administrator or the Underwriter has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company; or

       (g) at the option of the Administrator or the Underwriter, if the Administrator or the Underwriter respectively, shall determine in its sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Administrator or Underwriter.

8.2  Notice Requirement

       (a) In the event that any termination of this Agreement is based upon the provisions of Sections 8.1(b), 8.1(c) or 8.1(d), prompt written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating the Agreement to the non-terminating parties, with said termination to be effective upon receipt of such notice by the non-terminating parties; provided that for any termination of this Agreement based on the provisions of
            Section 8.1(d), said termination shall be effective upon the Portfolio's failure to qualify as a RIC and to cure such disqualification within the period permitted for such cure.

       (b) In the event that any termination of this Agreement is based upon the provisions of Sections 8.1(f) or 8.1(g), prior written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating this Agreement to the non-terminating parties. Such prior written notice shall be given by the party terminating this Agreement to the non-terminating parties at least 60 days before the effective date of termination.

8.3 It is understood and agreed that the right to terminate this Agreement pursuant to Section 8.1(a) may be exercised for any reason or for no reason.

8.4  Effect of Termination

       (a)  Notwithstanding any termination of this Agreement pursuant to
            Section 8.1(a) through 8.1(g) of this Agreement and subject to
            Section 1.2 of this Agreement, the Company may require the Administrator and the Underwriter agree on their behalf, to cause the PIMS Fund and the MMS Fund to continue to make available additional Shares for so long after the termination of this Agreement as the Company desires pursuant to the terms and conditions of this Agreement as provided in paragraph (b) below, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "EXISTING CONTRACTS"), unless such further sale of Shares is proscribed by law, regulation or an applicable regulatory body or the Underwriter requests that the Company seek an order pursuant to Section 26(c) of the 1940 Act to permit the substitution of other securities for the Shares of the Portfolios. The Underwriter agrees to pay for all costs of seeking such an order, and the Company agrees that it shall reasonably cooperate with the Underwriter and seek such an order upon request. Subject to the foregoing the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the PIMS Fund and the MMS Fund, redeem investments in the Funds and/or invest in the Funds upon the making of additional purchase payments under the Existing Contracts unless such further sale of Shares is proscribed by law, regulation or an applicable regulatory body.

In no way shall the provisions of this Agreement limit the authority of the Funds and the Administrator to take such lawful action as any of them may deem appropriate or advisable in connection with all matters relating to the operation of the Funds and the sale of the Shares. The parties acknowledge that nothing in this Agreement shall in any way preclude or prevent either Fund's Board of Trustees from taking any actions deemed necessary by either such Board in furtherance of its fiduciary duties to the applicable Fund and its respective shareholders, which among other things, may include approval of a merger or consolidation of any Portfolio, the liquidation of any Portfolio, the refusal to sell Shares of any Portfolio to any person, or to suspend or terminate the offering of the shares of any Portfolio, if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees, acting in good faith and in light of the Trustees' fiduciary duties under applicable law, necessary and in the best interests of the shareholder of any Portfolio.

       (b) The Administrator and/or Underwriter shall remain obligated to pay Company the fee in effect as of the date of termination for so long as Shares are held by the Accounts and Company continues to provide services to the Accounts. Such fee shall apply to Shares purchased both prior to and subsequent to the date of termination. This Agreement, or any provision thereof, shall survive the termination to the extent necessary for each party to perform its obligations with respect to Shares for which a fee continues to be due subsequent to such termination.

                              ARTICLE IX. NOTICES

9.1 (a) Any notice shall be deemed duly given only if sent by hand or overnight express delivery, evidenced by written receipt or by certified mail, return receipt requested, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party. All notices shall be deemed given the date received or rejected by the addressee.

           If to the Company:

                  Hartford Life Insurance Company
                  200 Hopmeadow Street
                  Simsbury, Connecticut 06089
                  Attention: Vice President, Investment Products Division

           WITH A COPY TO:

                  General Counsel
                  Hartford Life Insurance Company
                  200 Hopmeadow Street
                  Simsbury, Connecticut 06089

           If to the Administrator:

                   Allianz Dresdner Asset Management of America L.P. 2187 Atlantic Street -- 7th Floor
                   Stamford, CT 06902
                   Attention: Managing Director

           WITH A COPY TO:

                   PIMCO Funds Distributors LLC
                   2187 Atlantic Street -- 7th Floor
                   Stamford, CT 06902
                   Attention: Chief Administrative Officer

           If to the Underwriter:

                   PIMCO Funds Distributors LLC
                   2187 Atlantic Street -- 7th Floor
                   Stamford, CT 06902
                   Attention: Chief Executive Officer

           WITH A COPY TO:

                   PIMCO Funds Distributors LLC
                   2187 Atlantic Street -- 7th Floor
                   Stamford, CT 06902
                   Attention: Chief Administrative Officer

                            ARTICLE X MISCELLANEOUS

10.1 Subject to law (including the U.S. Patriot Act), regulations, court orders, or as requested by any regulatory agency or governmental body or agency having jurisdiction over the disclosing party, (i) each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all other information reasonably identified as such in writing by any other party hereto, and, except as contemplated by this Agreement, shall not disclose, disseminate or utilize such confidential information without the express prior written consent of the affected party until such time as it may come into the public domain; and (ii) hereby represents that they will use and disclose Personal Information (as defined below) only to carry out the purposes for which it was disclosed to them and will not use or disclose Personal Information if prohibited by applicable law, including, without limitation, statutes and regulations enacted pursuant to the Gramm-Leach-Bliley Act (Public Law 106-102). "PERSONAL INFORMATION" means financial and medical information that identifies an individual personally and is not available to the public, including, but not limited to, credit history, income, financial benefits, policy or claim information and medical records. If either party outsources services to a third party, such third party will agree in writing to maintain the security and confidentiality of any information shared with them.

10.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.3 This Agreement may be executed simultaneously in counterparts, each of which taken together shall constitute one and the same instrument.

10.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

10.5 This Agreement shall not be assigned by any party hereto without the prior written consent of all the parties.

10.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, NASDR and state insurance regulators) and shall permit each other and such authorities (and the parties hereto) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California laws and regulations.

10.7 Each party represents that (a) the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary organization action, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (b) the party has obtained, and during the term of this Agreement will maintain, all authorizations, licenses, qualifications or registrations required to be maintained in connection with the performance of its duties under this Agreement; and (c) the party will comply in all material respects with all applicable laws, rules and regulations.

10.8 The parties to this Agreement may amend by written agreement the Schedules to this Agreement from time to time to reflect changes in or relating to the Contracts, the Separate Accounts or the Portfolios of the Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY      ALLIANZ DRESDNER ASSET
                                     MANAGEMENT OF AMERICA L.P

By:    /s/ David Levenson              By:    /s/ Stephen Treadway
       ------------------------------         ------------------------------
Name:  David Levenson                  Name:  Stephen Treadway
Title: Senior Vice-President           Title: Managing Director

PIMCO FUNDS DISTRIBUTORS LLC

By:    /s/ Newton B. Schott, Jr
       ------------------------------
Name:  Newton B. Schott, Jr
Title: Managing Director

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, 403, UFC, Eleven

                                   PORTFOLIOS

PIMCO Foreign Bond
PIMCO Renaissance
PIMCO Target
PIMCO Total Return
PIMCO Short Term

*Class A Shares

                                   SCHEDULE B

In consideration of the services provided by the Company, the Administrator and the Underwriter agree to pay the Company an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Portfolio under the Retail Fund Participation Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

                  PORTFOLIO                      SUB T/A FEES      12B-1 FEES
--------------------------------------------------------------------------------
PIMCO Foreign Bond                                    0.15%            0.25%
PIMCO Renaissance                                     0.20%            0.25%
PIMCO Target                                          0.20%            0.25%
PIMCO Total Return                                    0.15%            0.25%
PIMCO Short Term                                      0.15%            0.25%

The parties agree that there will be no finder's fee paid on purchases of Class A Shares at net asset value.

           FIRST AMENDMENT TO THE RETAIL FUND PARTICIPATION AGREEMENT
                                    Between
               ALLIANZ DRESDNER ASSET MANAGEMENT OF AMERICA L.P.,
                         PIMCO FUNDS DISTRIBUTORS LLC.
                                      And
                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT is made and entered into as of the 26th day of March, 2004 between Hartford Life Insurance Company ("Hartford"), PIMCO Advisors Fund Management LLC, a Delaware limited liability company ("Administrator") and PIMCO Advisors Distributors LLC (formerly PIMCO Funds Distributors LLC), a Delaware limited liability company ("Underwriter").

WHEREAS, Hartford, Underwriter and Allianz Dresdner Asset Management of America L.P. ("ADAM") entered into a Retail Fund Participation Agreement dated May 1, 2002 (the "Agreement"); and

WHEREAS, effective September 30, 2002, ADAM assigned all of its right, title and interest in, and obligations under the Agreement to the Administrator; and

WHEREAS, the parties desire to amend the Agreement to allow for the addition of a certain Fund or Funds;

NOW, THEREFORE, the parties agree as follows:

1.  Schedules A and B shall be replaced by the attached Schedules A and B.

2. This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

3. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY      PIMCO ADVISORS FUND MANAGEMENT LLC

By:    /s/ Eric Wietsma              By:    /s/ Newton B. Schott, Jr
       ----------------------------         ----------------------------
Name:  Eric Wietsma                  Name:  Newton B. Schott, Jr
Title: Vice President & Director     Title: Managing Director
Date:  April 12, 2004                Date:  April 5, 2004

PIMCO ADVISORS DISTRIBUTORS LLC

By:    /s/ Newton B. Schott, Jr
       ----------------------------
Name:  Newton B. Schott, Jr
Title: Managing Director
Date:  April 5, 2004

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, 403, UFC,
Separate Account Eleven

                                   PORTFOLIOS

PIMCO Foreign Bond (Class A Shares)
PIMCO PEA Renaissance (Class A Shares)
PIMCO PEA Target (Class A Shares)
PIMCO Total Return (Class A Shares)
PIMCO Short Term (Class A Shares)
PIMCO High Yield (Class A Shares)
PIMCO PEA Value (Class A Shares)
PIMCO Real Return (Class A Shares)
PIMCO Emerging Markets Bond (Class A Shares)

                                   SCHEDULE B

In consideration of the services provided by the Company, the Administrator and the Underwriter agree to pay the Company an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Portfolio under the Retail Fund Participation Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

                   PORTFOLIO                       SUB T/A FEES     12B-1 FEES
--------------------------------------------------------------------------------
PIMCO Foreign Bond                                    0.15%            0.25%
PIMCO PEA Renaissance                                 0.20%            0.25%
PIMCO PEA Target                                      0.20%            0.25%
PIMCO Total Return                                    0.15%            0.25%
PIMCO Short Term                                      0.15%            0.25%
PIMCO High Yield                                      0.15%            0.25%
PIMCO PEA Value                                       0.20%            0.25%
PIMCO Real Return                                     0.15%            0.25%
PIMCO Emerging Markets Bond                           0.15%            0.25%

The parties agree that there will be no finder's fee paid on purchases of Class A Shares at net asset value.

                   THIRD AMENDMENT TO PARTICIPATION AGREEMENT
                                    Between
                  ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC
                   ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC

                                      And

                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT is made and entered into as of the 19th day of January, 2007 between Hartford Life Insurance Company ("Hartford"), Allianz Global Investors Fund Management LLC, (formerly PA Fund Management LLC, and PIMCO Advisors Fund Management LLC), a Delaware limited liability company ("Administrator") and Allianz Global Investors Distributors LLC, (formerly PA Distributors LLC, PIMCO Advisors Distributors LLC and PIMCO Funds Distributors LLC), a Delaware limited liability company ("Underwriter").

WHEREAS, the parties desire to amend the Agreement to allow for the addition of a certain Fund or Funds,

NOW, THEREFORE, the parties agree as follows:

1.  Schedules A and B shall be replaced by the attached Schedules A and B.

2. This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

3. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY  ALLIANZ GLOBAL INVESTORS FUND
                                 MANAGEMENT LLC

By:     /s/ Jason Frain            By:     /s/ Andrew Meyers
        -------------------------          -------------------------
Name:   Jason Frain                Name:   Andrew Meyers              LEGAL
Title:  Assistant Vice President   Title:  Managing Director          RHK
Date:   1/9/07                     Date:   01/17/07

ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC

By:          /s/ Jim Patrick
             -------------------------
Name:        Jim Patrick                     LEGAL
Title:       Managing Director               RHK
Date:        1-19-07

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4, 401

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, 403, UFC, Separate Account Eleven

                                   SCHEDULE B

In consideration of the services provided by the Company, Allianz Global Investors FUND MANAGEMENT LLC AND ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC agrees to pay the Company an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Portfolio under the Fund Participation Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

CLASS A SHARES:

                              PORTFOLIO                                  SUB T/A FEES      12B-1 FEES*
--------------------------------------------------------------------------------------------------------
ALLIANZ FUNDS
Allianz Global Investors Multi-Style                                          0.25%            0.25%
CCM Capital Appreciation Fund                                                 0.25%            0.25%
CCM Focused Growth Fund                                                       0.25%            0.25%
CCM Mid-Cap Fund                                                              0.25%            0.25%
NFJ Dividend Value Fund                                                       0.25%            0.25%
NFJ International Value Fund                                                  0.25%            0.25%
NFJ Large Cap Value Fund                                                      0.25%            0.25%
NFJ Mid-Cap Value Fund                                                        0.25%            0.25%
NFJ Small-Cap Value Fund (Closed)                                             0.25%            0.25%
OCC Core Equity Fund                                                          0.25%            0.25%
OCC Renaissance Fund                                                          0.25%            0.25%
OCC Value Fund                                                                0.25%            0.25%
OCC Growth Fund                                                               0.25%            0.25%
OCC Equity Premium Strategy Fund                                              0.25%            0.25%
OCC Opportunity Fund                                                          0.25%            0.25%
OCC Target Fund                                                               0.25%            0.25%
NACM Emerging Markets Opportunities                                           0.25%            0.25%
NACM Flex-Cap Value Fund                                                      0.25%            0.25%
NACM Global Fund                                                              0.25%            0.25%
NACM Growth Fund                                                              0.25%            0.25%
NACM International Fund                                                       0.25%            0.25%
NACM Pacific Rim Fund                                                         0.25%            0.25%
RCM Biotechnology Fund                                                        0.25%            0.25%
RCM Global Resources Fund                                                     0.25%            0.25%
RCM Global Small-Cap Fund                                                     0.25%            0.25%
RCM Healthcare Fund                                                           0.25%            0.25%
RCM International Growth Equity Fund                                          0.25%            0.25%
RCM Large-Cap Growth Fund                                                     0.25%            0.25%

                              PORTFOLIO                                  SUB T/A FEES      12B-1 FEES*
--------------------------------------------------------------------------------------------------------
RCM Mid-Cap Fund                                                              0.25%            0.25%
RCM Strategic Growth Fund                                                     0.25%            0.25%
RCM Technology Fund                                                           0.25%            0.25%

                             PIMCO FUNDS                                 SUB T/A FEES       12B-1 FEES*
-----------------------------------------------------------------------------------------------------------
PIMCO All Asset Fund                                                          0.15%               0.25%
PIMCO All Asset All Authority Fund                                            0.15%               0.25%
PIMCO California Intermediate Muni Bond Fund                                  0.15%               0.25%
PIMCO Commodity Real Return Strategy Fund                                     0.15%               0.25%
PIMCO Developing Local Markets                                                0.15%               0.25%
PIMCO Diversified Income Fund                                                 0.15%               0.25%
PIMCO Emerging Markets Bond Fund                                              0.15%               0.25%
PIMCO Floating Income Fund                                                    0.15%               0.25%
PIMCO Foreign Bond Fund (U.S. Dollar Hedged)                                  0.15%               0.25%
PIMCO Foreign Bond Fund (Unhedged)                                            0.15%               0.25%
PIMCO Fundamental IndexPlus TR                                                0.15%               0.25%
PIMCO Global Bond Fund (U.S. Dollar Hedged)                                   0.15%               0.25%
PIMCO GNMA Fund                                                               0.15%               0.25%
PIMCO High Yield Fund                                                         0.15%               0.25%
PIMCO International StocksPlus TR Strategy (U.S. Dollar Hedged)               0.15%               0.25%
PIMCO International StocksPlus TR Strategy (Unhedged)                         0.15%               0.25%
PIMCO Investment Grade Corporate Bond Fund                                    0.15%               0.25%
PIMCO Long-Term U.S. Government Fund                                          0.15%               0.25%
PIMCO Low Duration Fund                                                       0.15%               0.25%
PIMCO Money Market Fund                                                          0                0.10%
PIMCO Municipal Bond Fund                                                     0.15%               0.25%
PIMCO New York Municipal Bond Fund                                            0.15%               0.25%
PIMCO Real Estate Real Return Strategy Fund                                   0.15%               0.25%
PIMCO Real Return Fund                                                        0.15%               0.25%
PIMCO Short Duration Municipal Income Fund                                    0.15%               0.20%
PIMCO Short-Term Fund                                                         0.15%               0.20%
PIMCO Small-Cap StocksPlus TR Fund                                            0.15%               0.25%
PIMCO StocksPlus Fund                                                         0.15%               0.25%
PIMCO StocksPlus Total Return Fund                                            0.15%               0.25%
PIMCO StocksPlus TR Short Strategy Fund                                       0.15%               0.25%
PIMCO Total Return Fund                                                       0.15%               0.25%
PIMCO Total Return Mortgage Fund                                              0.15%               0.25%

CLASS R SHARES:

                              PORTFOLIO                                  SUB T/A FEES      12B-1 FEES*
--------------------------------------------------------------------------------------------------------
ALLIANZ FUNDS
Allianz CCM Capital Appreciation Fund                                         0.25%            0.50%
Allianz CCM Mid-Cap Fund                                                      0.25%            0.50%
Allianz NACM Global Fund                                                      0.25%            0.50%
Allianz NACM International Fund                                               0.25%            0.50%
Allianz NFJ Dividend Value Fund                                               0.25%            0.50%
Allianz NFJ Large-Cap Value Fund                                              0.25%            0.50%
Allianz NFJ Small-Cap Value Fund (Closed)                                     0.25%            0.50%
Allianz OCC Equity Premium Strategy Fund                                      0.25%            0.50%
Allianz OCC Growth Fund                                                       0.25%            0.50%
Allianz OCC Value Fund                                                        0.25%            0.50%
Allianz OCC Renaissance Fund                                                  0.25%            0.50%
Allianz RCM Mid-Cap Fund                                                      0.25%            0.50%
Allianz RCM Large-Cap Growth Fund                                             0.25%            0.50%
PIMCO FUNDS
PIMCO All Asset Fund                                                          0.15%            0.50%
PIMCO StocksPLUS Fund                                                         0.15%            0.50%
PIMCO Real Return Fund                                                        0.15%            0.50%
PIMCO High Yield Fund                                                         0.15%            0.50%
PIMCO Foreign Bond Fund (U.S. Dollar Hedged)                                  .015%            0.50%
PIMCO Total Return Fund                                                       0.15%            0.50%
PIMCO Low Duration Fund                                                       0.15%            0.50%
PIMCO Short-Term Fund                                                         0.15%            0.45%

------------

* These fees shall only be paid if they are received by the Administrator and/or Distributor pursuant to the 12b-1 plan applicable to the Fund described.

The parties agree that there will be no finder's fee paid on purchases of Class A Shares at net asset value.

ALLIANZ FUNDS                                       ADMIN/INSTL

                    FUND NAME                        CLASS       12B-1 FEE
-----------------------------------------------------------------------------
Allianz Global Investors Multi-Style Fund              Instl           0
CCM Capital Appreciation                               Instl           0
CCM Capital Appreciation                               Admin        0.25%
CCM Emerging Companies (Closed)                        Instl           0
CCM Emerging Companies (Closed)                        Admin        0.25%
CCM Focused Growth                                     Instl           0
CCM Mid-Cap                                            Instl           0
CCM Mid-Cap                                            Admin        0.25%
NFJ Dividend Value                                     Instl           0
NFJ Dividend Value                                     Admin        0.25%
NFJ International Value                                Instl           0
NFJ Large Cap Value                                    Instl           0
NFJ Large Cap Value                                    Admin        0.25%
NFJ Mid-Cap Value                                      Instl           0
NFJ Small-Cap Value (Closed)                           Instl           0
NFJ Small-Cap Value (Closed)                           Admin        0.25%
OCC Equity Premimum Strategy                           Instl           0
OCC Equity Premimum Strategy                           Admin        0.25%
OCC Growth                                             Instl           0
OCC Growth                                             Admin        0.25%
OCC Opportunity                                        Instl           0
OCC Opportunity                                        Admin        0.25%
OCC Target                                             Instl           0
OCC Target                                             Admin        0.25%
OCC Core Equity                                        Instl           0
OCC International Equity                               Instl           0
OCC Renaissance                                        Instl           0
OCC Renaissance                                        Admin        0.25%
OCC Value                                              Instl           0
OCC Value                                              Admin        0.25%
NACM Flex-Cap Value                                    Instl           0
NACM Flex-Cap Value                                    Admin        0.25%
NACM Global                                            Instl           0
NACM Global                                            Admin        0.25%
NACM Growth                                            Instl           0

                    FUND NAME                        CLASS       12B-1 FEE
-----------------------------------------------------------------------------
NACM Growth                                            Admin        0.25%
NACM International                                     Instl           0
NACM International                                     Admin        0.25%
NACM Pacific Rim                                       Instl           0
RCM Financial Services                                 Instl           0
RCM Global Resources                                   Instl           0
RCM Global Small-Cap                                   Instl           0
RCM International Growth Equity                        Instl           0
RCM International Growth Equity                        Admin        0.25%
RCM Large-Cap Growth                                   Instl           0
RCM Large-Cap Growth                                   Admin        0.25%
RCM Mid-Cap                                            Instl           0
RCM Mid-Cap                                            Admin        0.25%
RCM Small-Cap Growth                                   Instl           0
RCM Strategic Growth                                   Instl           0
RCM Strategic Growth                                   Admin        0.25%
RCM Technology                                         Instl           0
RCM Technology                                         Admin        0.25%

                   TERMINATION, NEW AGREEMENTS AND AMENDMENTS
     RELATING TO INTERMEDIARY AGREEMENTS FOR PIMCO VARIABLE INSURANCE TRUST

THIS TERMINATION, AGREEMENT AND AMENDMENT made this 19th day of November , 2010, and effective as of the Effective Date (as defined below), by and among Allianz Global Investors Distributors LLC ("AGID"), PIMCO Investments LLC ("PI") and Hartford Life Insurance Company, Inc. (the "INTERMEDIARY").

WHEREAS, AGID has served as the principal underwriter for PIMCO Variable Insurance Trust (the "FUND") and its several series of shares (each a "PORTFOLIO") pursuant a Distribution Contract with the Fund;

WHEREAS, AGID, the Fund and the Intermediary have entered into a Participation Agreement, as amended (or amended and restated) through the date hereof (the "PARTICIPATION AGREEMENT"), pursuant to which AGID has made available for purchase by the Intermediary, on behalf of segregated asset accounts of the Insurance Company, shares of the Portfolios and performed various other functions;

WHEREAS, AGID and the Intermediary have separately entered into one or more Selling Agreements or similar agreements (each an "AGID INTERMEDIARY AGREEMENT") relating to the Participation Agreement, pursuant to which the Intermediary has provided distribution, shareholder servicing, processing of transactions, administrative, recordkeeping and/or other services for some or all of the Portfolios and one or more of their classes of shares (each a "CLASS");

WHEREAS, as of the date of this Termination, Agreement and Amendment first written above, PI either will in the future replace or has already replaced AGID as the principal underwriter for the Fund by entering into a distribution agreement with the Fund that will take effect (or previously took effect) immediately following the termination of the existing Distribution Contract between AGID and the Fund (the "EFFECTIVE DATE OF CHANGE OF FUND DISTRIBUTOR" as used herein shall mean the date as of which such distribution agreement between PI and the Fund takes or took effect, and "EFFECTIVE DATE" as used herein shall mean the date that is the later of (i) the date of this Termination, Agreement and Amendment first written above and (ii) the Effective Date of Change of Fund Distributor);

WHEREAS, AGID, PI and the Intermediary wish to enter into this Termination, Agreement and Amendment for the purposes of (i) terminating each AGID Intermediary Agreement and simultaneously establishing and entering into new agreements (each a "PI INTERMEDIARY AGREEMENT") between PI and Intermediary, each upon the same terms and conditions (except as provided herein) specified in the corresponding AGID Intermediary Agreement, except that PI will be party to each such Agreement in place of AGID, and (ii) making certain amendments to the PI Intermediary Agreements to include additional provisions not included in the current AGID Intermediary Agreements.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, AGID, PI and the Intermediary hereby agree as follows:

I.  TERMINATION OF AGID INTERMEDIARY AGREEMENTS

     A. Each AGID Intermediary Agreement is hereby terminated with effect as of the Effective Date. By their signatures below, AGID and Intermediary hereby waive their respective rights to any advance notice, delivery or other requirements for termination that are called for under each AGID Intermediary Agreement (to the extent not accomplished by the execution and delivery of this instrument).

     B. Notwithstanding the termination described in Section I.A., AGID and Intermediary shall continue to be responsible under each AGID Intermediary Agreement for making or causing to be made any payments or reimbursements of fees, charges and expenses (including, without limitation, distribution and/or servicing fees and sub-transfer agency and other sub-administration fees) to the other party or to a third-party with respect to the Portfolios and Class(es) of shares covered by such AGID Intermediary Agreement where such fees, charges or expenses accrued and are payable with respect to periods ending prior to the Effective Date, PROVIDED, HOWEVER,that if the Effective Date is after the Effective Date of Change of Fund Distributor, Intermediary agrees that any such payments owed by AGID may be made instead by PI in satisfaction of AGID's obligations under an AGID Intermediary Agreement. It is understood and agreed that any liability, indemnification or related obligations of AGID or Intermediary for breach of contract or otherwise arising under an AGID Intermediary Agreement with respect to alleged actions or omissions that occurred prior to the Effective Date shall survive the termination of the AGID Intermediary Agreement and continue to be the responsibility of AGID or the Intermediary, as applicable. It is further understood and agreed that any liability, indemnification or related obligations of PI or Intermediary for breach of contract or otherwise arising under a PI Intermediary Agreement with respect to alleged actions or omissions that occur on or after the Effective Date shall be the sole responsibility of PI or the Intermediary, as applicable, and not AGID.

II.  ENTRY INTO PI INTERMEDIARY AGREEMENTS

     A. With respect to each AGID Intermediary Agreement (for these purposes, each a "CORRESPONDING AGID AGREEMENT "), each of PI and Intermediary by their signatures below hereby enter into a separate PI Intermediary Agreement, the terms and conditions of which shall be the terms and conditions of the Corresponding AGID Agreement to the extent specified in and subject to the remainder of this Section II. and as otherwise provided herein. For these purposes, with respect to each PI Intermediary Agreement established hereunder, its Corresponding AGID Agreement is hereby incorporated by reference into and made a part of this Termination, Agreement and Amendment. Each such PI Intermediary Agreement shall be effective as of the Effective Date.

     B.    With respect to each such PI Intermediary Agreement:

         1. Except as specifically provided herein or the context clearly indicates otherwise, each of PI and Intermediary hereby agrees to, and agrees to be bound by, all terms and conditions specified in the Corresponding AGID Agreement assuming PI is substituted for AGID as a party thereto, as such terms and conditions are used and applied in the PI Intermediary Agreement, such that PI shall under the PI Intermediary Agreement, on and after the Effective Date, be and have and/or be entitled to the responsibilities, duties, obligations, rights and benefits of the "Distributor," "Underwriter," "we," "us" or other defined term used to define and refer to AGID under the Corresponding AGID Agreement; and Intermediary shall under the PI Intermediary Agreement, on and after the Effective Date, have and/or be entitled to the responsibilities, duties, obligations, rights and benefits it has under the Corresponding AGID Agreement but with PI as the counterparty (in place of AGID) under the PI Intermediary Agreement.

         2. Without limiting the generality of the foregoing, under the PI Intermediary Agreement, each of PI and Intermediary hereby:

            a. makes and agrees to all of the representations, warranties, covenants and undertakings made or agreed to by AGID or Intermediary, as applicable, under the Corresponding AGID Agreement (assuming PI is a party thereto in place of AGID) and represents and warrants that the same are or will be true and binding as of the Effective Date and will continue in full force and effect thereafter until further notice from one party to the other, as applicable;

            b. agrees to be responsible for and make or cause to be made, on and after the Effective Date, all payments and reimbursements of fees, charges and expenses (including, without limitation, distribution and/or servicing fees and sub-transfer agency and other sub-administration fees) with respect to the Portfolios and Class(es) of shares covered by the PI Intermediary Agreement to the other party or to a third-party where such fees, charges or expenses accrue and become payable on and after the Effective Date; and

            c. agrees to observe and be bound in all respects by the standard of care, liability, breach, indemnification, governing law, and related provisions applicable to AGID or Intermediary, as applicable, under the Corresponding AGID Agreement (assuming
                PI is
                    a party thereto in place of AGID) but not, by way of clarification, with respect to alleged actions or omissions of AGID or Intermediary that occurred under the Corresponding AGID Agreement (which shall continue to be governed by the Corresponding AGID Agreement and apply to AGID or the Intermediary, as applicable).

       C. Any notice to be provided to PI under the PI Intermediary Agreement shall be provided to the address as shown below, and the applicable notice provisions of the Corresponding AGID Agreement as incorporated into the PI Intermediary Agreement are hereby revised accordingly:

            PIMCO Investments LLC
            1345 Avenue of the Americas
            New York, New York 10105
            Attention: Chief Legal Officer
            Telephone: (212) 739-3000
            Facsimile: (212) 739-3926
            E-mail: IntermediaryAgtReviewTeam@pimco.com

    D. PI and Intermediary understand and agree that each PI Intermediary Agreement established hereby, although so established pursuant to this single instrument, shall be treated for all purposes as a separate agreement from all other PI Intermediary Agreements, and the rights and responsibilities of each party under a PI Intermediary Agreement shall be several and not combined with or dependent or conditioned upon the rights and responsibilities of the parties under any other PI Intermediary Agreement.

III.  OTHER

       A. This Termination, Agreement and Amendment may not be assigned or amended by any party without the consent of the other parties. For the avoidance of doubt, the particular assignment, amendment, termination and related terms and conditions of each AGID Intermediary Agreement, and each new PI Intermediary Agreement established pursuant to this Termination, Agreement and Amendment, shall govern any future assignment, amendment or termination of each such Agreement.

       B. Any notice to be provided to Intermediary under a PI Intermediary Agreement, an AGID Intermediary Agreement or any other agreement entered into between Intermediary and AGID or its affiliates shall be provided to the address identified on the signature page to this Agreement, and the applicable notice provisions of these agreements are hereby revised accordingly.

       C. If and to the extent that this Termination, Agreement and Amendment is deemed to constitute an assignment, novation or termination of an AGID Intermediary Agreement, the parties by their signatures below hereby consent, as applicable, to any such assignment, novation or termination, waive their respective rights to any advance notice or other requirements for the same that are called for under the AGID Intermediary Agreement (to the extent not accomplished by the execution and delivery of this Amendment and Agreement), and agree that each PI Intermediary Agreement, upon its effectiveness as specified herein, is a newly effective and binding agreement among the parties thereto.

       D. Without limiting the scope of any privacy-related or similar agreement or term in an existing AGID Intermediary Agreement, each party to each PI Intermediary Agreement established hereby agrees to comply with all applicable federal and state laws and regulations related to the collection, storage, handling, processing and transfer of non-public personal information ("APPLICABLE LAWS"), including without limitation the Massachusetts Standards for the Protection of Personal Information, 201 CMR 17.00, et. seq., and to implement and maintain appropriate security measures to protect the confidentiality, security and integrity of non-public personal information in the manner provided for under and to the extent required by all such Applicable Laws (as applicable to PI on and after the Effective Date).

IV.  COUNTERPARTS

This Termination, Agreement and Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the undersigned has caused this Termination, Agreement and Amendment to be executed as of Nov. 19, 2010.

                                        ALLIANZ GLOBAL INVESTORS
                                        DISTRIBUTORS LLC

LEGAL                                            /s/ Robert Rokose
                                                 -----------------------------------
[ILLEGIBLE]                             By:      Robert Rokose
                                        Title:   Managing Director

                                        PIMCO INVESTMENTS LLC

BUSINESS            LEGAL                        /s/ Gregory A. Bishop
                                                 -----------------------------------
[ILLEGIBLE]         [ILLEGIBLE]         By:      Gregory A. Bishop
                                        Title:   Head of Business Management

Hartford Life Insurance Company,
Inc.

         /s/ Richard E. Cady
         -----------------------------------
By:      Richard E. Cady
Title:   AVP

ADDRESS AND RELATED INFORMATION FOR NOTICES TO INTERMEDIARY:
[To be completed by Intermediary]

Address:    Hartford Life Insurance Company, Inc
            200 Hopmeadow Street
            Simsbury, CT 06089
Attention:  Richard E. Cady
Telephone:  860-843-8867
Facsimile:  860-392-3329
E-mail:     RCady@Hartfordlife.com

            FOURTH AMENDMENT TO RETAIL FUND PARTICIPATION AGREEMENT

This FOURTH AMENDMENT to the Retail Fund Participation Agreement, dated May 1, 2002, as amended (the "AGREEMENT") made effective as of December 14, 2010, is by and among Allianz Global Investors Distributors LLC ("AGID"), the principal underwriter for PIMCO Equity Series (the "EQUITY TRUST") and Allianz Funds Multi-Strategy Trust ("MST"), Allianz Global Investors Fund Management LLC ("ADMINISTRATOR"), and Hartford Life Insurance Company ("COMPANY" or "HARTFORD").

WHEREAS, AGID is also the principal underwriter for PIMCO Funds and Allianz Funds (together, the "EXISTING TRUST PORTFOLIOS");

WHEREAS, under the Agreement, the Company purchases Shares in the Portfolios on behalf of Company's Separate Account(s) from AGID to fund Company's insurance Contracts issued and administered by Company to retirement plans; and

WHEREAS, AGID and the Company seek to enter into this Fourth Amendment to the Agreement to permit the Company to make additional Shares available, including series of the Equity Trust and MST and Shares of any open-end investment company registered under the Investment Company Act of 1940 for which notice is provided to you for inclusion under the Agreement SCHEDULE B hereof (any such open-end investment company, including any series thereof, a "NEW TRUST"), subject to the terms and conditions of the Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, AGID, Administrator and the Company hereby agree as follows:

1. Equity Trust, MST and New Trusts. The Agreement is hereby amended to incorporate the Equity Trust, any current and future series of the Equity Trust (the "EQUITY FUND(S)"), the MST, any current and future series of MST (the "MST FUND(S)") and anyNew Trust, and any current and future series of any New Trust (the "NEW FUND(S)"), to permit the Company to purchase such classes of Shares. Accordingly, the definition of "TRUST" as used in the Agreement is hereby amended to include the Equity Trust, MST and any New Trust, and the definition of "FUND" is hereby amended to include any Equity Fund, MST Fund and any New Trust and its series. Each of the Equity Trust, any Equity Fund, the MST, any MST Fund, and any New Trust are hereby added to any schedule of trusts and/or funds set forth in the Agreement or any exhibit or attachment thereto, as applicable. For the avoidance of doubt, it is the intent of the parties hereto to amend the Agreement to incorporate the Equity Trust, MST and any New Trust, as well as any currently existing series thereof or series thereof created in the future, and the provisions of this Fourth Amendment and the Agreement shall be interpreted as broadly as possible to give effect to this intent. Notwithstanding the foregoing, AGID may in its discretion determine that any Equity

Fund, MST Fund, New Trust or class thereof shall not be added to the Agreement provided AGID notifies the Company.

2. The parties represent and warrant that all of the representations, warranties and undertakings made in the Agreement continue to be true as of the date of this Fourth Amendment and will continue in full force and effect until further notice from affected party.

3. The Company agrees that it will not offer or sell Shares of an Equity Fund, MST Fund or a New Trust until the registration statement for such Shares has been declared effective by the Securities and Exchange Commission.

4. Definitions. For purposes of this Fourth Amendment, certain terms are used as defined in the preamble or body of this Fourth Amendment. The following terms shall have the following meanings, unless a different meaning is clearly required by the context:

The term "SHARES" means the interests of shareholders corresponding to the redeemable securities of record issued by a series of an Existing Trust, the Equity Trust, the MST or any New Trust.

5. Sales Charges, Dealer Discounts(Commissions) and/or Fees. The fee rate and/or compensation payable (if any) under the Agreement with respect to an Equity Fund, New Fund or an MST Fund, as applicable, shall be (i) for Class P, Administrative Class and Class D Shares of an Equity Fund, the same as the current fee rate and/or compensation payable (if any) with respect to the same class of Shares of the PIMCO Funds under the Agreement; (ii) for Class P, Administrative Class and Class D Shares of an MST Fund, the same as the current fee rate and/or compensation payable (if any) with respect to the same class of Shares of the Allianz Funds under the Agreement and (iii) for Class A, Class C and Class R Shares, the same as the current fee rate and/or compensation payable with respect to the same class of Shares of the Allianz Funds under the Agreement (except for marketing support payments on Class A and Class C Shares of an Equity Fund, which will be paid in accordance with the fee rates with respect to the same class of Shares for PIMCO Funds under the Agreement). With respect to a New Trust, thirty days' written notice will be provided to the Intermediary regarding the New Trust and the fee rate and/or compensation to be paid (if any) to the Intermediary with respect to such New Trust.

6.  Notwithstanding any other provision of the Agreement to the contrary,
SECTION 5 OF THIS FOURTH AMENDMENT may be amended with thirty (30) days' written notice provided by AGID to the Company proposing the changes thereto. Company shall notify AGID in writing of its acceptance and the accepted notice shall be attached to this Agreement. No notice is effective until accepted by Company.

7. This Fourth Amendment may not be assigned by either party without the consent of the other party.

8. Except as expressly provided herein, the Agreement shall remain in full force and effect in accordance with its terms.

9. This Fourth Amendment shall be effective upon its execution hereof and may be executed in counterparts, each of which shall be deemed to be an original.

                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the date first above written.

                                      ALLIANZ GLOBAL INVESTORS
                                      DISTRIBUTORS LLC

                                      /s/ Brian Gaffney
                                      ------------------------------------
                                      By: Brain Gaffney
                                      Title: Chief Executive Officer

LEGAL
RHK

                                      ALLIANZ GLOBAL INVESTORS
                                      FUND MANAGEMENT LLC

                                      /s/ Brian Shlissel
                                      ------------------------------------
                                      By: Brian Shlissel
                                      Title: Managing Director

HARTFORD LIFE INSURANCE COMPANY:

/s/ Richard E. Cady
------------------------------------
By: Richard E. Cady
Title: Assistant Vice President

                      AMENDMENT TO INTERMEDIARY AGREEMENTS
                        AND NEW INTERMEDIARY AGREEMENTS

THIS AMENDMENT AND AGREEMENT made this 13th day of January, 2011, and effective as of the Effective Date (as defined below), by and among Allianz Global Investors Distributors LLC ("AGID"), PIMCO Investments LLC ("PI"), Allianz Global Investors Fund Management LLC ("AGIFM"), Pacific Investment Management Company LLC ("PIMCO") and Hartford Life Insurance Company, Inc. (the "INTERMEDIARY").

WHEREAS, AGID has served as the principal underwriter for PIMCO Funds, PIMCO Equity Series (each a "PIMCO TRUST"), Allianz Funds and Allianz Funds Multi-Strategy Trust (each an "ALLIANZ TRUST" and, together with the PIMCO Trusts, the "EXISTING TRUSTS") pursuant to separate distribution agreements with each Existing Trust;

WHEREAS, AGID has performed or procured the performance of various distribution and marketing, shareholder servicing and/or other services for the Existing Trusts and their individual series (each a "Fund") and classes of Shares (each a "Class");

WHEREAS, AGIFM has served as a sub-administrator for some or all of the PIMCO Trusts pursuant to arrangements with PIMCO in its capacity as administrator to the PIMCO Trusts, and has also served as administrator to the Allianz Trusts pursuant to administration agreements with each Allianz Trust;

WHEREAS, in its capacity as sub-administrator and administrator, AGIFM has performed or procured the performance of various administrative, shareholder servicing, recordkeeping, sub-transfer agency and/or other services for some or all of the Existing Trusts and their Funds and Shares;

WHEREAS, the Intermediary has provided distribution, shareholder servicing, processing of transactions, administrative, recordkeeping and/or other services for some or all of the Existing Trusts and their Funds and Classes of Shares pursuant to one or more AGID/AGIFM Intermediary Agreements (as defined in Section III.A below);

WHEREAS, as of the date of this Amendment and Agreement first written above, PI either will in the future replace or has already replaced AGID as the principal underwriter for each of the PIMCO Trusts by entering into a distribution agreement with each PIMCO Trust that will take effect (or previously took effect) immediately following the termination of the existing distribution agreement between AGID and such PIMCO Trust, on the same date for all PIMCO Trusts (the "EFFECTIVE DATE OF CHANGE OF PIMCO TRUSTS' DISTRIBUTOR" as used in this Amendment and Agreement shall mean the date as of which such distribution agreements between PI and the PIMCO Trusts take or took effect); and AGIFM will cease or has already ceased to serve as a sub-administrator for the PIMCO Trusts (the "EFFECTIVE DATE OF TERMINATION OF AGIFM AS SUB-ADMINISTRATOR OF PIMCO TRUSTS" as used in this Amendment and Agreement shall mean the date as of which AGIFM's sub-administration arrangements with respect to the PIMCO Trusts have terminated, and "EFFECTIVE DATE" as used in this Amendment and Agreement shall mean the date that is the latest of (i) the date of this Amendment and Agreement first written above, (ii) the Effective Date of Change of PIMCO Trusts' Distributor and (iii) the Effective Date of Termination of AGIFM as Sub-Administrator of PIMCO Trusts); and

WHEREAS, AGID, PI, AGIFM, PIMCO and the Intermediary wish to enter into this Amendment and Agreement for the purposes of (i) amending the existing AGID/ AGIFM Intermediary Agreements to eliminate the PIMCO Trusts from coverage under such Agreements and (ii) establishing and entering into new Intermediary Agreements (each a "PI/PIMCO INTERMEDIARY AGREEMENT") among PI, PIMCO and Intermediary, each upon the same terms and conditions (except as provided herein) specified in the corresponding AGID/AGIFM Intermediary Agreement, except that such PI/PIMCO Intermediary Agreement will initially cover only the PIMCO Trust(s) currently covered under the corresponding AGID/AGIFM Intermediary

Agreement, and PI and PIMCO will be parties to each such Agreement in place of, respectively, AGID and AGIFM.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, AGID, PI, AGIFM, PIMCO and the Intermediary hereby agree as follows:

I.   AMENDMENTS TO AGID/AGIFM INTERMEDIARY AGREEMENTS

       A. With effect as of the Effective Date, each AGID/AGIFM Intermediary Agreement is hereby amended to eliminate and remove all PIMCO Trusts from coverage thereunder, such that Intermediary will no longer provide, under each such AGID/AGIFM Intermediary Agreement, distribution, shareholder servicing, processing of transactions, administrative, recordkeeping and/or other services to the PIMCO Trusts or their Funds or Classes of Shares specified in such AGID/ AGIFM Intermediary Agreement. Accordingly, as of the Effective Date, the definition of "Trust" as used in each AGID/AGIFM Intermediary Agreement is hereby amended to exclude all PIMCO Trusts, and the definition of "Fund" thereunder is hereby amended to exclude any series of a PIMCO Trust. By their signatures below, AGID, AGIFM and Intermediary hereby waive their respective rights to any advance notice, delivery or other requirements for amendments that are called for under each AGID/AGIFM Intermediary Agreement (to the extent not accomplished by the execution and delivery of this Amendment and Agreement).

       B. Notwithstanding the amendments described in Section I.A., AGID, AG1FM and Intermediary shall continue to be responsible under each AGID/AGIFM Intermediary Agreement for making or causing to be made any payments or reimbursements of fees, charges and expenses for which it is responsible (including, without limitation, sales charges (including contingent deferred sales charges), distribution and/or servicing fees, dealer discounts (commissions) and other transaction fees and charges, and sub-transfer agency and other sub-administration fees) to another party or to a third-party with respect to a PIMCO Trust and its Funds and Classes of Shares and related transactions where such fees, charges or expenses accrued and are payable with respect to periods ending prior to the Effective Date PROVIDED, HOWEVER , that if the Effective Date is after the Effective Date of Change of PIMCO Trusts' Distributor, Intermediary agrees that any such payments owed by AGID with respect to a PIMCO Trust may be made instead by PI in satisfaction of AGID's obligations under an AGID/AGIFM Intermediary Agreement, and further that if the Effective Date is after the Effective Date of Termination of AGIFM as Sub-Administrator of PIMCO Trusts, Intermediary agrees that any such payments owed by AGIFM with respect to a PIMCO Trust may be made instead by PIMCO in satisfaction of AGIFM's obligations under an AGID/AGIFM Intermediary Agreement. It is understood and agreed that any liability, indemnification or related obligations of AGID, AGIFM or Intermediary for breach of contract or otherwise arising under an AGID/AGIFM Intermediary Agreement with respect to alleged actions or omissions that occurred prior to the Effective Date shall continue to be the responsibility of AGID, AGIFM or the Intermediary, as applicable. It is further understood and agreed that any liability, indemnification or related obligations of PI, PIMCO or Intermediary for breach of contract or otherwise arising under a PI/PIMCO Intermediary Agreement with respect to alleged actions or omissions that occur on or after the Effective Date shall be the sole responsibility of PI, PIMCO or the Intermediary, as applicable, and not AGID or AGIFM.

       C. It is understood and agreed that each AGID/AGIFM Intermediary Agreement shall remain in full force and effect with respect to the Allianz Trusts and their Funds and Classes of Shares for all purposes in accordance with its terms, as amended as provided in Section I.A. on and after the Effective Date.

II.  ENTRY INTO PI/PIMCO INTERMEDIARY AGREEMENTS

       A. With respect to each AGID/AGIFM Intermediary Agreement (for these purposes, each a "CORRESPONDING AGID/AGIFM AGREEMENT"), each of PI, PIMCO and Intermediary by their signatures below hereby enter into a separate PI/PIMCO Intermediary Agreement, the terms and conditions of which shall be the terms and conditions of the Corresponding AGID/AGIFM Agreement to the extent specified in and subject to the remainder of this Section ILA and as otherwise provided in this Amendment and Agreement. For these purposes, with respect to each PI/PIMCO Intermediary Agreement established hereunder, its Corresponding AGID/AGIFM Agreement is hereby incorporated by reference into and made a part of this Amendment and Agreement. Each such Pl/PIMCO Intermediary Agreement shall be effective as of the Effective Date and shall apply to cover each PIMCO Trust covered under the Corresponding AGID/AGIFM Agreement.

       B.  With respect to each such PI/PIMCO Intermediary Agreement:

         1. On and after the Effective Date, except as specifically provided herein (including in Section II.B.2 as to the Trusts, Funds and Classes of Shares covered under the PI/PIMCO Intermediary Agreement) or the context clearly indicates otherwise, each of PI, PIMCO and Intermediary hereby agrees to, and agrees to be bound by, all terms and conditions specified in the Corresponding AGID/AGIFM Agreement assuming PI is substituted for AGID as a party thereto and PIMCO is substituted for AGIFM as a party thereto, as such terms and conditions are used and applied in the PI/PIMCO Intermediary Agreement, such that PI shall under the PI/PIMCO Intermediary Agreement be and have and/or be entitled to the responsibilities, duties, obligations, rights and benefits of the "Distributor," "Underwriter," "we" or other defined term used to define and refer to AGID under the Corresponding AGID/AGIFM Agreement; PIMCO shall under the PIMCO Intermediary Agreement be and have and/or be entitled to the responsibilities, duties, obligations, rights and benefits of the "Administrator," "we" or other defined term used to define and refer to AGIFM under the Corresponding AGID/AGIFM Agreement; and Intermediary shall under the PI/PIMCO Intermediary Agreement have and/or be entitled to the responsibilities, duties, obligations, rights and benefits it has under the Corresponding AGID/AGIFM Agreement, but solely with PI as the counterparty in place of AGID and PIMCO as the counterparty in place of AGIFM, under the PI/PIMCO Intermediary Agreement.

         2. On and after the Effective Date, the PI/PIMCO Intermediary Agreement shall cover and apply to each PIMCO Trust and each Fund and Class of Shares of such PIMCO Trust currently covered under the Corresponding AGID/AGIFM Agreement and shall not, by way of clarification, cover or apply to any Allianz Trust (or Fund or Class of Shares of any Allianz Trust) covered under the Corresponding AGID/AGIFM Agreement. Accordingly, the definition of "Trust" as used in the PI/PIMCO Intermediary Agreement includes any PIMCO Trust included within such definition under the Corresponding AGID/AGIFM Agreement, and the definition of "Fund" thereunder includes any series of such PIMCO Trust. The parties understand and agree that Trusts, Funds and Classes of Shares for which PI serves as principal underwriter and PIMCO serves as administrator may thereafter be added to or removed from coverage under the PI/PIMCO Intermediary Agreement in accordance with its terms.

         3. Without limiting the generality of the foregoing, under the PI/PIMCO Intermediary Agreement each of PI, PIMCO and Intermediary hereby:

              a. makes and agrees to all of the representations, warranties, covenants and undertakings made or agreed to by AGID, AGIFM or Intermediary, as applicable, under the Corresponding AGID/AGIFM Agreement (assuming PI is a party thereto in place of AGID and PIMCO is a party thereto in place of AGIFM) and represents and warrants that the same are or will be true and binding as of the Effective Date and will continue in full force and effect thereafter until further notice from one party to the other, as applicable;

              b. agrees to be responsible for and make or cause to be made, on and after the Effective Date, as applicable, all payments and reimbursements of fees, charges and expenses (including, without limitation, sales charges (including contingent deferred sales charges), distribution and/or servicing fees, dealer discounts (commissions) and other transaction fees and charges, and sub-transfer agency or other sub-administration fees) to another party or to a third-party with respect to a PIMCO Trust and its Funds and Classes of Shares covered by the PI/PIMCO Intermediary Agreement where such fees, charges or expenses accrue and become payable on and after the Effective Date (including, without limitation, contingent deferred sales charges payable with respect to Share redemptions that occur after the Effective Date even if they relate to Shares sold through AGID and Intermediary under the Corresponding AGID/AGIFM Agreement prior to such Effective Date); and

              c. agrees to observe and be bound in all respects by the standard of care, liability, breach, indemnification, governing law, and related provisions applicable to AGID, AGIFM or Intermediary, as applicable, under the Corresponding AGID/AGIFM Agreement (assuming PI is a party thereto in place of AGID and PIMCO is a party thereto in place of AGIFM) but not, by way of clarification, with respect to alleged actions or omissions of AGID, AGIFM or Intermediary that occurred under the Corresponding AGID/AGIFM Agreement (which shall continue to be governed by the Corresponding AGID/AGIFM Agreement and apply to AGID, AGIFM or the Intermediary, as applicable).

       C. Any notice to be provided to PI or PIMCO under the PI/PIMCO Intermediary Agreement shall be provided to the addresses as shown below, and the applicable notice provisions of the Corresponding AGID/AGIFM Agreement as incorporated into the PI/PIMCO Intermediary Agreement are hereby revised accordingly:

           PIMCO Investments LLC
           1345 Avenue of the Americas
           New York, New York 10105
           Attention: Chief Legal Officer
           Telephone: (212) 739-3000
           Facsimile: (212) 739-3926
           E-mail: IntermediaryAgtReviewTeam@pimco.com

           Pacific Investment Management Company LLC
           1345 Avenue of the Americas
           New York, New York 10105
           Attention: Joshua Ratner
           Telephone: (212) 739-3064
           Facsimile: (949) 720-8670
           E-mail: IntermediaryAgtReviewTeam@pimco.com

    D.  The parties understand and agree that the purpose and intent of this
        Section II. and other applicable provisions of this Amendment and Agreement are to establish a new PI/PIMCO Intermediary Agreement corresponding to each current AGID/AGIFM Intermediary Agreement pursuant to which PI and PIMCO will, on and after the Effective Date, assume the roles and responsibilities of AGID and AGIFM, respectively, with respect to transactions in and distribution and servicing of Shares of the PIMCO Trusts and their Funds and Classes of Shares upon (except as expressly provided herein) the same terms and conditions as those that apply to AGID, AGIFM and Intermediary, as applicable, under the current AGID/AGIFM Intermediary Agreement, and agree to interpret and resolve any ambiguities or inconsistencies arising from differences in language, terminology, definitions or other features among the various AGID/AGIFM Intermediary Agreements, as they are to be applied and interpreted as incorporated in the new PI/PIMCO Intermediary Agreements, to be consistent with such purpose and intent.

    E. PI, PIMCO and Intermediary understand and agree that each PI/PIMCO Intermediary Agreement established hereby, although so established pursuant to this single instrument, shall be treated for all purposes as a separate agreement from all other PI/PIMCO Intermediary Agreements, and the rights and responsibilities of each party under a PI/PIMCO Intermediary Agreement shall be several and not combined with or dependent or conditioned upon the rights and responsibilities of the parties under any other PI/PIMCO Intermediary Agreement.

III.  CERTAIN DEFINITIONS

For purposes of this Amendment and Agreement, in addition to the capitalized terms defined in the preamble or body hereof, the following capitalized terms shall have the following meanings:

       A. The term "AGID/AGIFM INTERMEDIARY AGREEMENT" means and includes each and every Broker- Dealer Agreement, Selected Dealer Agreement, Dealer Agreement, Distribution Services Agreement, Selling Agreement, Shareholder Servicing Agreement, Shareholder Information Agreement, Networking Agreement and/or any other similar agreement(s) currently in effect relating to the distribution, shareholder servicing, processing of transactions, administrative, recordkeeping and/or other services provided to or with respect to Shares of at least one of the PIMCO Trusts, and may also relate to any of the other Existing Trusts, and to which AGID, AGIFM and the Intermediary or any of their respective predecessors, successors or affiliates is a party, each as amended (or amended and restated) to the date hereof. By way of clarification, an AGID/AGIFM Intermediary Agreement does not include any agreement that covers only Allianz Trusts and no PIMCO Trusts or that does not include both AGID and AGIFM as parties.

       B. The term "SHARES" means the interests of shareholders corresponding to the securities of record issued by Funds of an Existing Trust.

IV.  OTHER

       A. This Amendment and Agreement may not be assigned or amended by any party without the consent of the other parties. For the avoidance of doubt, the particular assignment, amendment, termination and related terms and conditions of each AGID/AGIFM Intermediary Agreement, and each new PI/PIMCO Intermediary Agreement established pursuant to this Amendment and Agreement, shall govern any future assignment, amendment or termination of each such Agreement.

       B. Any notice to be provided to Intermediary under a PI/PIMCO Intermediary Agreement, an AGID/AGIFM Intermediary Agreement or any other agreement entered into between Intermediary and AGID or AGIFM or their affiliates shall be provided to the address identified on the signature page to this Agreement, and the applicable notice provisions of these agreements are hereby revised accordingly.

       C. If and to the extent that (i) AGID or AGIFM comes into possession of non-public shareholder or other information relating to a PIMCO Trust after the Effective Date or (ii) PI or PIMCO comes into possession of non-public shareholder or other information relating to the Allianz Trusts (for instance, through the receipt of joint or common account statements), each of AGID, AGIFM, PI and PIMCO, as applicable, agrees to take reasonable actions to protect and maintain the confidentiality of such information and to not disclose such information to third parties, except to the extent required by applicable law or by regulatory authorities having jurisdiction.

       D. If and to the extent that this Amendment and Agreement is deemed to constitute an assignment, novation or termination of an AGID/AGIFM Intermediary Agreement, the parties by their signatures below hereby consent, as applicable, to any such assignment, novation or termination, waive their respective rights to any advance notice or other requirements for the same that are called for under the AGID/AGIFM Intermediary Agreement (to the extent not accomplished by the execution and delivery of this Amendment and Agreement), and agree that each AGID/AGIFM Intermediary Agreement, following any such assignment, novation or termination, and each PI/PIMCO Intermediary Agreement, upon its effectiveness as specified herein, is a newly effective and binding agreement among the parties thereto.

       E. Without limiting the scope of any privacy-related or similar agreement or term in an AGID/AGIFM Intermediary Agreement, each party to each AGID/AGIFM Intermediary Agreement and each party to each PI/PIMCO Intermediary Agreement established hereby agrees to comply with all applicable federal and state laws and regulations related to the collection, storage, handling, processing and transfer of non-public personal information ("APPLICABLE LAWS"), including without limitation the Massachusetts Standards for the Protection of Personal Information, 201 CMR 17.00, et. seq., and to implement and maintain appropriate security measures to protect the confidentiality, security and integrity of non-public personal information in the manner provided for under and to the extent required by all such Applicable Laws.

V.  COUNTERPARTS

This Amendment and Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the undersigned has caused this Novation, Amendment and Agreement to be executed as of the date first above written.

ALLIANZ GLOBAL INVESTORS                PIMCO INVESTMENTS LLC
DISTRIBUTORS LLC

       /s/ Robert Rokose                        /s/ Gregory A. Bishop
       --------------------------------         --------------------------------
By:                                      By:    Gregory A. Bishop
Title:                                   Title: Head of Business Management
       BUSINESS [ILLEGIBLE]                     LEGAL [ILLEGIBLE]
       LEGAL [ILLEGIBLE]

ALLIANZ GLOBAL INVESTORS FUND           PACIFIC INVESTMENT MANAGEMENT
MANAGEMENT LLC                          COMPANY LLC

       /s/ Brian S. Shlissel                    /s/ Douglas J. Ongaro
       --------------------------------         --------------------------------
By:    Brian S. Shlissel                 By:    Douglas J. Ongaro
Title: Managing Director                 Title: Senior Vice President
       [ILLEGIBLE]                              LEGAL [ILLEGIBLE]

HARTFORD LIFE INSURANCE COMPANY, INC.

       /s/ Richard E. Cady
       --------------------------------
By:    Richard E. Cady
Title: Assistant Vice President

ADDRESS AND RELATED INFORMATION FOR NOTICES TO INTERMEDIARY:
[To be completed by Intermediary]

Address:       200 Hopmeadow ST Simsbury, CT 06089
Attention:     ATTN: JARED COLLINS
Telephone:     617-406-1170
Facsimile:     866-924-7170
E-mail:        Jared.Collins@TheHartford.com

                   TERMINATION, NEW AGREEMENTS AND AMENDMENTS
     RELATING TO INTERMEDIARY AGREEMENTS FOR PIMCO VARIABLE INSURANCE TRUST

THIS TERMINATION, AGREEMENT AND AMENDMENT made this 13th day of January, 2011, and effective as of the Effective Date (as defined below), by and among Allianz Global Investors Distributors LLC ("AGID"), PIMCO Investments LLC ("PI") and Hartford Life Insurance Company, Inc. (the "INTERMEDIARY").

WHEREAS, AGID has served as the principal underwriter for PIMCO Variable Insurance Trust (the "FUND") and its several series of shares (each a "PORTFOLIO") pursuant a Distribution Contract with the Fund;

WHEREAS, AGID, the Fund and the Intermediary have entered into a Participation Agreement, as amended (or amended and restated) through the date hereof (the "PARTICIPATION AGREEMENT"), pursuant to which AGID has made available for purchase by the Intermediary, on behalf of segregated asset accounts of the Insurance Company, shares of the Portfolios and performed various other functions;

WHEREAS, AGID and the Intermediary have separately entered into one or more Selling Agreements or similar agreements (each an "AGID INTERMEDIARY AGREEMENT") relating to the Participation Agreement, pursuant to which the Intermediary has provided distribution, shareholder servicing, processing of transactions, administrative, recordkeeping and/or other services for some or all of the Portfolios and one or more of their classes of shares (each a "CLASS");

WHEREAS, as of the date of this Termination, Agreement and Amendment first written above, PI either will in the future replace or has already replaced AGID as the principal underwriter for the Fund by entering into a distribution agreement with the Fund that will take effect (or previously took effect) immediately following the termination of the existing Distribution Contract between AGID and the Fund (the "EFFECTIVE DATE OF CHANGE OF FUND DISTRIBUTOR" as used herein shall mean the date as of which such distribution agreement between PI and the Fund takes or took effect, and "EFFECTIVE DATE" as used herein shall mean the date that is the later of (i) the date of this Termination, Agreement and Amendment first written above and (ii) the Effective Date of Change of Fund Distributor);

WHEREAS, AGID, PI and the Intermediary wish to enter into this Termination, Agreement and Amendment for the purposes of (i) terminating each AGID Intermediary Agreement and simultaneously establishing and entering into new agreements (each a "PI INTERMEDIARY AGREEMENT") between PI and Intermediary, each upon the same terms and conditions (except as provided herein) specified in the corresponding AGID Intermediary Agreement, except that PI will be party to each such Agreement in place of AGID, and (ii) making certain amendments to the PI Intermediary Agreements to include additional provisions not included in the current AGID Intermediary Agreements.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, AGID, PI and the Intermediary hereby agree as follows:

I.  TERMINATION OF AGID INTERMEDIARY AGREEMENTS

       A. Each AGID Intermediary Agreement is hereby terminated with effect as of the Effective Date. By their signatures below, AGID and Intermediary hereby waive their respective rights to any advance notice, delivery or other requirements for termination that are called for under each AGID Intermediary Agreement (to the extent not accomplished by the execution and delivery of this instrument).

       B. Notwithstanding the termination described in Section I.A., AGID and Intermediary shall continue to be responsible under each AGID Intermediary Agreement for making or causing to be made any payments or reimbursements of fees, charges and expenses (including, without limitation, distribution and/or servicing fees and sub-transfer agency and other sub-administration fees) to the other party or to a third-party with respect to the Portfolios and Class(es) of shares covered by such AGID Intermediary Agreement where such fees, charges or expenses accrued and arc payable with respect to periods ending prior to the Effective Date, PROVIDED, HOWEVER, that if the Effective Date is after the Effective Date of Change of Fund Distributor. Intermediary agrees that any such payments owed by AGID may be made instead by PI in satisfaction of AGID's obligations under an AGID Intermediary Agreement. It is understood and agreed that any liability, indemnification or related obligations of AGID or Intermediary for breach of contract or otherwise arising under an AGID Intermediary Agreement with respect to alleged actions or omissions that occurred prior to the Effective Date shall survive the termination of the AGID Intermediary Agreement and continue to be the responsibility of AGID or the Intermediary, as applicable. It is further understood and agreed that any liability, indemnification or related obligations of PI or Intermediary for breach of contract or otherwise arising under a PI Intermediary Agreement with respect to alleged actions or omissions that occur on or after the Effective Date shall be the sole responsibility of PI or the Intermediary, as applicable, and not AGID.

II.  ENTRY INTO PI INTERMEDIARY AGREEMENTS

       A. With respect to each AGID Intermediary Agreement (for these purposes, each a "CORRESPONDING AGID AGREEMENT"), each of PI and Intermediary by their signatures below hereby enter into a separate PI Intermediary Agreement, the terms and conditions of which shall be the terms and conditions of the Corresponding AGID Agreement to the extent specified in and subject to the remainder of this Section II, and as otherwise provided herein. For these purposes, with respect to each PI Intermediary Agreement established hereunder, its Corresponding AGID Agreement is hereby incorporated by reference into and made a part of this Termination, Agreement and Amendment. Each such PI Intermediary Agreement shall be effective as of the Effective Date.

       B.  With respect to each such PI Intermediary Agreement:

         1. Except as specifically provided herein or the context clearly indicates otherwise, each of PI and Intermediary hereby agrees to, and agrees to be bound by, all terms and conditions specified in the Corresponding AGID Agreement assuming PI is substituted for AGID as a party thereto, as such terms and conditions are used and applied in the PI Intermediary Agreement, such that PI shall under the PI Intermediary Agreement, on and after the Effective Date, be and have and/or be entitled to the responsibilities, duties, obligations, rights and benefits of the "Distributor," "Underwriter," "we," "us" or other defined term used to define and refer to AGID under the Corresponding AGID Agreement; and Intermediary shall under the PI Intermediary Agreement, on and after the Effective Date, have and/or be entitled to the responsibilities, duties, obligations, rights and benefits it has under the Corresponding AGID Agreement but with PI as the counterparty (in place of AGID) under the PI Intermediary Agreement.

         2. Without limiting the generality of the foregoing, under the PI Intermediary Agreement, each of PI and Intermediary hereby:

              a. makes and agrees to all of the representations, warranties, covenants and undertakings made or agreed to by AGID or Intermediary, as applicable, under the Corresponding AGID Agreement (assuming PI is a party thereto in place of AGID) and represents and warrants that the same are or will be true and binding as of the Effective Date and will continue in full force and effect thereafter until further notice from one party to the other, as applicable;

              b. agrees to be responsible for and make or cause to be made, on and after the Effective Date, all payments and reimbursements of fees. charges and expenses (including, without limitation, distribution and/or servicing fees and sub-transfer agency and other sub-administration fees) with respect to the Portfolios and Class(es) of shares covered by the PI Intermediary Agreement to the other party or to a third-party where such fees, charges or expenses accrue and become payable on and after the Effective Date; and

              c. agrees to observe and be bound in all respects by the standard of care, liability, breach, indemnification, governing law, and related provisions applicable to AGID or Intermediary, as applicable, under the Corresponding AGID Agreement (assuming PI is a party thereto in place of AGID) but not, by way of clarification, with respect to alleged actions or omissions of AGID or Intermediary that occurred under the Corresponding AGID Agreement (which shall continue to be governed by the Corresponding AGID Agreement and apply to AGID or the Intermediary, as applicable).

       C. Any notice to be provided to PI under the PI Intermediary Agreement shall be provided to the address as shown below, and the applicable notice provisions of the Corresponding AGID Agreement as incorporated into the PI Intermediary Agreement are hereby revised accordingly:

            PIMCO Investments LLC
            1345 Avenue of the Americas
            New York, New York 10105
            Attention: Chief Legal Officer
            Telephone: (212) 739-3000
            Facsimile: (212) 739-3926
            E-mail: IntermediaryAgtReviewTeam@pimco.com

    D. PI and Intermediary understand and agree that each PI Intermediary Agreement established hereby, although so established pursuant to this single instrument, shall be treated for all purposes as a separate agreement from all other PI Intermediary Agreements, and the rights and responsibilities of each party under a PI Intermediary Agreement shall be several and not combined with or dependent or conditioned upon the rights and responsibilities of the parties under any other PI Intermediary Agreement.

III.  OTHER

       A. This Termination, Agreement and Amendment may not be assigned or amended by any party without the consent of the other parties. For the avoidance of doubt, the particular assignment, amendment, termination and related terms and conditions of each AGID Intermediary Agreement, and each new PI Intermediary Agreement established pursuant to this Termination, Agreement and Amendment, shall govern any future assignment, amendment or termination of each such Agreement.

       B. Any notice to be provided to Intermediary under a PI Intermediary Agreement, an AGID Intermediary Agreement or any other agreement entered into between Intermediary and AGID or its affiliates shall be provided to the address identified on the signature page to this Agreement, and the applicable notice provisions of these agreements are hereby revised accordingly.

       C. If and to the extent that this Termination, Agreement and Amendment is deemed to constitute an assignment, novation or termination of an AGID Intermediary Agreement, the parties by their signatures below hereby consent, as applicable, to any such assignment, novation or termination, waive their respective rights to any advance notice or other requirements for the same that are called for under the AGID Intermediary Agreement (to the extent not accomplished by the execution and delivery of this Amendment and Agreement), and agree that each PI Intermediary Agreement, upon its effectiveness as specified herein, is a newly effective and binding agreement among the parties thereto.

       D. Without limiting the scope of any privacy-related or similar agreement or term in an existing AGID Intermediary Agreement, each party to each PI Intermediary Agreement established hereby agrees to comply with all applicable federal and state laws and regulations related to the collection, storage, handling, processing and transfer of non-public personal information ("APPLICABLE LAWS"), including without limitation the Massachusetts Standards for the Protection of Personal Information, 201 CMR 17.00. et. seq. and to implement and maintain appropriate security measures to protect the confidentiality, security and integrity of non-publicpersonal information in the manner provided for under and to the extent required by all such Applicable Laws (as applicable to PI on and after the Effective Date).

IV.  COUNTERPARTS

This Termination, Agreement and Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the undersigned has caused this Termination, Agreement and Amendment to be executed as of Jan 13, 2011.

LEGAL                                 ALLIANZ GLOBAL INVESTORS
[ILLEGIBLE]                           DISTRIBUTORS LLC

BUSINESS          LEGAL                             /s/ Robert Rokose
                                                    -------------------------
[ILLEGIBLE]       [ILLEGIBLE]           By:         Robert Rokose
                                        Title:      Managing Director

                                      PIMCO INVESTMENTS LLC

                                                  /s/ Gregory A. Bishop
                                                  -------------------------
                                      By:         Gregory A. Bishop
                                      Title:      Head of Business
                                                  Management

Hartford Life Insurance Company, Inc.

/s/ Richard E. Cady
------------------------------------
By: Richard E. Cady
Title: Assistant Vice President

ADDRESS AND RELATED INFORMATION FOR NOTICES TO INTERMEDIARY:
[To be completed by Intermediary]

Address:        200 Hopmeadow St Simsbury, CT 06089
Attention:      Att: Jared Collins
Telephone:      617-406-1170
Facsimile:      866-924-7170
E-mail:         Jared.Collins@The Hartford.com

              NOVATION OF AND AMENDMENT TO PARTICIPATION AGREEMENT

THIS NOVATION OF AND AMENDMENT TO PARTICIPATION AGREEMENT made this 13th day of January, 2011, and effective as of the Effective Date (as defined below), by and among Allianz Global Investors Distributors LLC ("AGID"), PIMCO Investments LLC ("PI"), PIMCO Variable Insurance Trust (the "FUND") and Hartford Life Insurance Company (the "COMPANY").

WHEREAS, AGID has served as the principal underwriter for the Fund and its several series of shares (each a "PORTFOLIO") pursuant a Distribution Contract with the Fund;

WHEREAS, AGID, the Fund and the Company have entered into a Participation Agreement, as amended (or amended and restated) through the date hereof (the "PARTICIPATION AGREEMENT"), pursuant to which AGID has made available for purchase by the Company, on behalf of segregated asset accounts of the Company, shares of the Portfolios and performs various other functions;

WHEREAS, as of the date of this Novation of and Amendment to Participation Agreement first written above, PI either will in the future replace or has already replaced AGID as the principal underwriter for the Fund by entering into a distribution agreement with the Fund that will take effect (or previously took effect) immediately following the termination of the existing Distribution Contract between AGID and the Fund (the "EFFECTIVE DATE OF CHANGE OF FUND DISTRIBUTOR" as used herein shall mean the date as of which such distribution agreement between PI and the Fund takes or took effect, and "EFFECTIVE DATE" as used herein shall mean the date that is the later of (i) the date of this Novation of and Amendment to Participation Agreement first written above and
(ii) the Effective Date of Change of Fund Distributor);

WHEREAS, the Company, the Fund, AGID and PI desire that PI be substituted for AGID as a party for all purposes under the Participation Agreement effective as of the Effective Date pursuant to a novation by AGID to PI as specified herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, the Company, the Fund, AGID and PI hereby agree as follows:

I. NOVATION. Subject to the terms and conditions contained herein, (i) AGID hereby irrevocably novates and transfers to PI all of AGID's rights, title and interests and duties, liabilities and obligations under the Participation Agreement so as to substitute PI for AGID as a party to the Participation Agreement for all purposes as of the Effective Date (the "NOVATION"), (ii) PI hereby irrevocably accepts such rights, title and interests and assumes such duties, liabilities and obligations from AGID under the Participation Agreement as of the Effective Date and releases AGID from all such duties, liabilities and obligations thereunder which would otherwise be required or occur on and after the Effective Date, (iii) the Company and the Fund hereby consent to such Novation for all purposes, and (iv) the Company and the Fund hereby irrevocably release AGID from all of its duties, liabilities and obligations under the Participation Agreement which would otherwise be required or occur on and after the Effective Date. Pursuant to the Novation, on and after the Effective Date, PI agrees to duly perform and discharge all liabilities and obligations arising out of or related to the Participation Agreement from time to time to be performed or discharged by it by virtue of this instrument in all respects as if PI was (and had at all times been) named therein as a party instead of AGID.

II. REPRESENTATIONS AND WARRANTIES. PI hereby makes and agrees to all of the representations, warranties, covenants and undertakings made or agreed to by AGID under the Participation Agreement (assuming PI is the party thereto in place of AGID) as of the Effective Date and represents and warrants that the same will continue in full force and effect on and after the Effective Date until further notice by PI to the Company and the Fund.

III. EFFECTIVE DATE AND TERM. The Novation shall become effective as of the Effective Date and shall extend until the Participation Agreement is thereafter terminated in accordance with its terms.

AMENDMENTS. (i) The parties agree that all references in the Agreement to "Allianz Global Investors Distributors LLC" or the name of its predecessors shall be changed to "PIMCO Investments LLC" as of the Effective Date. Any notice to be provided to PI under the Participation Agreement shall be provided to the address as shown below, and the applicable notice provisions of the Participation Agreement are hereby revised accordingly:

          PIMCO Investments LLC
          1345 Avenue of the Americas
          New York, New York 10105
          Attention: Chief Legal Officer
          Telephone: (212) 739-3000
          Facsimile: (212) 739-3926
          E-mail: IntermediaryAgtReviewTeam@pimco.com

Any notice to be provided to the Company under the Participation Agreement or any other agreement entered into between the Company and AGID or its affiliates shall be provided to the address identified on the signature page to this Agreement, and the applicable notice provisions of these agreements are hereby revised accordingly.

(ii) Without limiting the scope of any privacy-related or similar agreement or term in the Participation Agreement, each of the Company, the Fund, AGID and PI hereby agrees to comply with all applicable federal and state laws and regulations related to the collection, storage, handling, processing and transfer of non-public personal information ("APPLICABLE LAWS"), including without limitation the Massachusetts Standards for the Protection of Personal Information, 201 CMR 17.00, et. seq., and to implement and maintain appropriate security measures to protect the confidentiality, security and integrity of non-public personal information in the manner provided for under and to the extent required by all such Applicable Laws, and the Participation Agreement is hereby amended to include this provision (as applicable to PI on and after the Effective Date).

V. COUNTERPARTS. This Novation of and Amendment to Participation Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the undersigned has caused this Novation of and Amendment to Participation Agreement to be executed as of the date first above written.

      BUSINESS              LEGAL         PIMCO VARIABLE INSURANCE TRUST
    [ILLEGIBLE]          [ILLEGIBLE]

                                                  /s/ Henrik P. Larsen
                                                  ------------------------------
                                          By:     Henrik P. Larsen
                                          Title:  Vice President

                 LEGAL                    ALLIANZ GLOBAL INVESTORS DISTRIBUTORS
                  RHK                     LLC

                                                  /s/ Robert Rokose
                                                  ------------------------------
                                          By:     Robert Rokose
                                          Title:  Managing Director

      BUSINESS              LEGAL         PIMCO INVESTMENTS LLC
    [ILLEGIBLE]          [ILLEGIBLE]

                                                  /s/ Gregory A. Bishop
                                                  ------------------------------
                                          By:     Gregory A. Bishop
                                          Title:  Head of Business Management

Hartford Life Insurance Company, Inc.

        /s/ Richard E. Cady
        -----------------------------------
By:     Richard E. Cady
Title:  Assistant Vice President

ADDRESS AND RELATED INFORMATION FOR NOTICES TO THE COMPANY:
[To be completed by the Company]

Address:    200 Hopmeadow St
            Simsbury, CT 06089
Attention:  ATTN: JARED COLLINS
Telephone:  617-406-1170
Facsimile:  866-924-7170
E-mail:     Jared.Collins@TheHartford.com